==============================================================================





                           STOCK PURCHASE AGREEMENT



                           DATED: FEBRUARY 7, 1997



                                    AMONG



                           UNITED AUTO GROUP, INC.



                              UAG NEVADA, INC.,



                           GARY HANNA NISSAN, INC.,



                        THE GARY W. HANNA FAMILY TRUST



                          RESTATED DECEMBER 18, 1990



                                     AND



                                GARY W. HANNA




==============================================================================

                                    TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1.     PURCHASE AND SALE OF SHARES.................................. 4

     1.1.      Certain Definitions.......................................... 4
     1.2.      Purchase and Sale of the Shares.............................. 6
     1.3.      Net Worth Adjustment......................................... 8

ARTICLE 2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE STOCKHOLDER
               AND MR. HANNA................................................11

     2.1       Organization and Good Standing.....ERROR! BOOKMARK NOT DEFINED.
     2.2.      Subsidiaries.................................................11
     2.3.      Capitalization.....................ERROR! BOOKMARK NOT DEFINED.
     2.4.      Authority; Approvals and Consents............................12
     2.5       Financial Statements...............ERROR! BOOKMARK NOT DEFINED.
     2.6.      Absence of Undisclosed Liabilities...........................14
     2.7       Absence of Material Adverse Effect;
                 Conduct of Business..............ERROR! BOOKMARK NOT DEFINED.
     2.8.      Taxes........................................................16
     2.9.      Legal Matters................................................17
     2.10.     Property...........................ERROR! BOOKMARK NOT DEFINED.
     2.11.     Environmental Matters........................................18
     2.12      Inventories........................ERROR! BOOKMARK NOT DEFINED.
     2.13.     Accounts Receivable..........................................22
     2.14.     Insurance....................................................22
     2.15.     Contracts; etc...............................................22
     2.16.     Labor Relations..............................................23
     2.17.     Employee Benefit Plans.......................................24
     2.18.     Other Benefit and Compensation Plans or Arrangements.........27
     2.19.     Transactions with Insiders...................................28
     2.20.     Propriety of Past Payments...................................28
     2.21.     Interest in Competitors......................................29
     2.22.     Brokers......................................................29
     2.23.     Accounts.....................................................29
     2.24.     Disclosure...................................................29
     2.25.     Net Worth....................................................30

ARTICLE 3.     REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER............30

     3.1.      Ownership of Shares; Title...................................30
     3.2.      Authority....................................................30
     3.3.      Real Property and Improvements...............................31
     3.4.      Investment Intent............................................31
     3.5.      Qualification of Stockholder.................................31

ARTICLE 4.     REPRESENTATIONS AND WARRANTIES OF UAG........................32

     4.1.      Organization and Good Standing...............................32
     4.2.      Subsidiaries.................................................33
     4.3.      Capitalization...............................................33
     4.4.      SEC Filings..................................................33
     4.5.      Authority; Approvals and Consents............................33
     4.6.      Financial Statements.........................................35
     4.7.      Taxes........................................................36


                                     (i)

     4.8.      Disclosure...................................................36

ARTICLE 5.     COVENANTS AND ADDITIONAL AGREEMENTS..........................36

     5.1.      Access; Confidentiality......................................36
     5.2.      Furnishing Information; Announcements........................37
     5.3.      Antitrust Improvements Act Compliance........................38
     5.4.      Certain Changes and Conduct of Business......................38
     5.5.      No Intercompany Payables or Receivables......................42
     5.6.      Negotiations.................................................42
     5.7.      Consents; Cooperation........................................42
     5.8.      Additional Agreements........................................43
     5.9.      Interim Financial Statements.................................43
     5.10.     Notification of Certain Matters..............................43
     5.11.     Assurance by the Stockholder and Mr. Hanna...................44
     5.12.     Section 338(h)(10) Election..................................44
     5.13.     Non-Interference.............................................44
     5.14.     Distribution of Earnings to Stockholder......................45
     5.15.     Accountant's Fees............................................45
     5.16.     S Short Year.................................................45

ARTICLE 6.     CONDITIONS TO THE OBLIGATIONS OF UAG AND SUB TO EFFECT THE
               CLOSING......................................................45

     6.1.      Representations and Warranties; Agreements; Covenants........46
     6.2.      Authorization; Consents......................................46
     6.3.      Opinions of the Company's and the Stockholder's Counsel......46
     6.4.      Absence of Litigation........................................47
     6.5.      No Material Adverse Effect...................................47
     6.6.      Net Worth....................................................47
     6.7.      Completion of Due Diligence..................................47
     6.8.      Net Income...................................................48
     6.9.      Lease........................................................48
     6.10.     Board Approval...............................................48
     6.11.     Certificates.................................................48
     6.12.     Legal Matters................................................48
     6.13.     Approval of Manufacturers and Distributors...................48
     6.14.     Environmental Laws...........................................49
     6.15.     Nondisturbance Agreement.....................................49
     6.16.     Title Insurance..............................................49
     6.17.     Schedules....................................................49
     6.18.     Lease Termination Agreement/Memorandum of Lease..............49

ARTICLE 7.     CONDITIONS TO THE OBLIGATIONS OF THE COMPANY, THE STOCKHOLDER
               AND MR. HANNA TO EFFECT THE CLOSING..........................49

     7.1.      Representations and Warranties; Agreements...................50
     7.2.      Authorization of the Agreement, Consents.....................50
     7.3.      Opinions of UAG's and Sub's Counsel..........................50
     7.4.      Absence of Litigation........................................50
     7.5.      Certificates.................................................51
     7.6.      Legal Matters................................................51
     7.7.      Schedules....................................................51

ARTICLE 8.     TERMINATION..................................................51

     8.1.      Termination..................................................51


                                     (ii)

     8.2.      Effect of Termination........................................52

ARTICLE 9.     INDEMNIFICATION..............................................53

     9.1.      Indemnification by the Stockholder...........................53
     9.2.      Indemnification by UAG and Sub...............................53
     9.3.      Procedures...................................................54
     9.4.      Offset.......................................................55
     9.5.      Remedies.....................................................55
     9.6.      Definitions..................................................56

ARTICLE 10.    MISCELLANEOUS................................................56

     10.1.     Survival of Provisions.......................................56
     10.2.     Fees and Expenses............................................56
     10.3.     Headings.....................................................56
     10.4.     Notices......................................................57
     10.5.     Assignment...................................................58
     10.6.     Entire Agreement.............................................58
     10.7.     Waiver and Amendments........................................59
     10.8.     Counterparts.................................................59
     10.9.     Accounting Terms.............................................59
     10.10.    Schedules....................................................59
     10.11.    Severability.................................................59
     10.12.    Remedies.....................................................60
     10.13.    Governing Law................................................60
     10.14.    Time is of the Essence.......................................60



                                    (iii)

                           STOCK PURCHASE AGREEMENT

            This STOCK PURCHASE AGREEMENT, dated February __, 1997, is by and among United Auto Group, Inc., a Delaware corporation ("UAG"), UAG Nevada, Inc., a Delaware corporation ("UAG Nevada" or "Sub"), Gary Hanna Nissan, Inc., a Nevada corporation (the "Company"), The Gary W. Hanna Family Trust Restated December 18, 1990 (the "Stockholder") and Gary W. Hanna, an individual resident of the state of Nevada ("Mr. Hanna").

                             W I T N E S S E T H:

            WHEREAS, UAG Nevada is a wholly-owned subsidiary of UAG;

            WHEREAS, the Company operates a franchise automobile dealership and related businesses in Las Vegas, Nevada;

            WHEREAS, the Stockholder owns all of the issued and outstanding shares of the capital stock of the Company (the "Shares");

            WHEREAS, UAG Nevada desires to purchase all of the Shares from the Stockholder, and the Stockholder desires to sell the Shares to UAG Nevada (in each case upon the terms and subject to the conditions set forth in this Agreement), such that immediately after giving effect to such purchase and sale, UAG Nevada will own one hundred percent (100%) of the issued and outstanding shares of the capital stock of the Company, on a fully diluted basis;

            NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:


                                   ARTICLE 1.
                         PURCHASE AND SALE OF SHARES

             1.1.    Certain Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            (a) "Affiliate" of a specified Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, and in the case of a specified Person who is a natural person, his or her spouse, issue, parents, estate and any trust entirely for the benefit of his or her spouse and/or issue.

            (b) "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under Federal law.

            (c) "Closing Date" shall have the meaning ascribed to it in
Section 1.2(b).

            (d) "GAAP" shall mean generally accepted accounting principles which are in effect in the United States on the Closing Date.

            (e) "Knowledge" shall mean, with respect to the Stockholders, that the Stockholder knows, or in the exercise of reasonable diligence, would or should have known of the particular matter referred to and, with respect to UAG, that the President of UAG knows or, in the exercise of reasonable diligence, would or should have known of the particular matter referred to.

            (f) "Lease" shall have the meaning ascribed to it in Section 1.2(c)(iii).

            (g) "Liens" shall mean any mortgages, pledges, title defects or objections, liens, claims, security interests, prior assignments, conditional and installment sale agreements, encumbrances or charges of any kind.

            (h) "Material Adverse Effect" shall mean any change in, or effect on, the Company (including the business thereof) which is, or might be, materially adverse to the business, operations, assets, condition (financial or otherwise) or prospects of the Company.

            (i) "Person" shall mean and include an individual, corporation, partnership, limited liability company, joint venture, association, trust, any other incorporated or unincorporated organization or entity and a governmental entity or any department or agency thereto.

            (j) "Pre-Tax Earnings" shall mean net earnings (or losses), before taxes, computed in accordance with GAAP.

            (k) "UAG Common Stock" shall mean the shares of common stock, par value $.0001 per share of UAG.

            (l) "UAG Market Value" shall mean the arithmetic average of the daily closing price per share of UAG Common Stock, rounded to four decimal places, as reported on the New York Stock Exchange Composite Tape for each of the twenty (20) consecutive trading days ending (and including) the trading day that occurs one trading day prior to the date on which the UAG Market Value is to be determined.

             1.2.      Purchase and Sale of the Shares.

            (a) Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Stockholder shall sell to Sub, and Sub shall purchase from the Stockholder, the Shares for an aggregate purchase price (the "Purchase Price") equal to (i) Seven Million Dollars ($7,000,000) (the "Base Price"), which Base Price is subject to adjustment after Closing as provided in Sections 1.3 below; and (ii) shares of UAG Common Stock (the "UAG Shares") having an aggregate UAG Market Value on the Closing Date equal to Five Million Five Hundred Thousand Dollars ($5,500,000).
At the Closing referred to in Section 1.2(b) hereof:

                  (i) the Stockholder shall sell, assign, transfer and deliver to Sub the Shares representing 100% of the issued and outstanding capital stock of the Company and deliver the certificates representing such Shares accompanied by stock powers duly executed in blank; and

                  (ii) Sub shall accept and purchase the Shares from the Stockholder and in payment therefor shall (A) deliver to the Stockholder immediately available funds in an aggregate amount equal to the Base Price by wire transfer to an account designated in writing by the Stockholder or by certified funds; and (B) deliver to the Stockholder the certificates representing the UAG Shares.

            (b) Closing. Subject to the conditions set forth in this Agreement, the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place as soon as practicable following the date on which all conditions to the obligations of the parties hereunder (other than those requiring an exchange of certificates, opinions or other documents, or the taking of other action, at the Closing) have been satisfied or waived, but no later than April 30, 1997. The date on which the Closing occurs is herein referred to as the "Closing Date".

            (c) Deliveries at the Closing. Subject to the conditions set forth in this Agreement, at the Closing:

                  (i) the Stockholder shall deliver to Sub certificates representing the Shares bearing the restrictive legend customarily placed on securities that have not been registered under applicable federal and state securities laws and accompanied by stock powers as required by Section 1.2(a)(i) hereof, and any other documents that are necessary to transfer to Sub good title to all the Shares, and (B) all opinions, certificates and other instruments and documents required to be delivered by the Company, the Stockholder or Mr. Hanna at or prior to the Closing or otherwise required in connection herewith;

                  (ii) the Sub shall (A) pay to the Stockholder funds and deliver the certificates representing the UAG Shares as required by
      Section 1.2(a)(ii) hereof; and (B) deliver to the Stockholder all opinions, certificates and other instruments and documents required to be delivered by UAG or Sub at or prior to the Closing or otherwise required in connection herewith; and

                  (iii) the Company and the Stockholder shall enter into a lease for the real property used in the business of the Company in a form mutually acceptable to the parties (the "Lease"). The Lease shall be for a twenty (20) year term commencing on the Closing Date. The initial annual lease rate shall be the lease rate paid by the Company for the year ending December 31, 1996 (unless such lease rate exceeds the fair market rate in which case the initial lease rate shall be the fair market rate for the year ending December 31, 1996)("Base Rate"), payable monthly, and (x) on the fifth anniversary of the Closing Date (the "Fifth Anniversary") shall increase to an amount equal to the Base Rate plus an amount equal to a percentage of the Base Rate, which percentage shall be the percentage increase in the Consumer Price Index published from time to time by the United States Department of Labor ("CPI") between the Closing Date and the Fifth Anniversary (such increased lease rate hereinafter the "Increased Rate"), and (y) on the tenth anniversary of the Closing Date (the "Tenth Anniversary") shall increase to an amount equal to the Increased Rate plus an amount equal to a percentage of the Increased Rate, which percentage shall be the percentage increase in the CPI between the Fifth Anniversary and the Tenth Anniversary (such increased lease rate being referred to as the "Second Increased Rate"), and (z) on the fifteenth anniversary of the Closing Date (the "Fifteenth Anniversary") shall increase to an amount equal to the Second Increased Rate plus an amount equal to a percentage of the Second Increased Rate, which percentage shall be the percentage increase in the CPI between the Tenth Anniversary and the Fifteenth Anniversary (such increased lease rate being referred to as the "Third Increased Rate"). The lease shall provide the Company with the option to extend the lease term for an additional five-year period (the "First Option") commencing on the twentieth anniversary of the Closing Date ("Twentieth Anniversary") at a rate equal to the Third Increased Rate plus a percentage of the Third Increased Rate, which percentage shall be the percentage increase in the CPI between the Fifteenth Anniversary and the Twentieth Anniversary (such increased lease rate being referred to as the "Fourth Increased Rate"). The lease shall further provide that, in the event the Company exercises the First Option, the Company shall have the option to extend the lease term for an additional five-year period commencing with the twenty-fifth anniversary of the Closing Date ("Twenty-Fifth Anniversary") at a rate equal to the Fourth Increased Rate plus a percentage of the Fourth Increased Rate, which percentage shall be the percentage increase in the CPI between the Twentieth Anniversary and the Twenty-Fifth Anniversary.

             1.3.    Net Worth Adjustment.

            (a) On the Closing Date, or as soon as practicable after the Closing Date, the Stockholder shall deliver to UAG a balance sheet of the Company dated as of the Closing Date (such balance sheet so delivered is referred to herein as the "Closing Date Balance Sheet"). The Closing Date Balance Sheet shall be prepared in good faith on the same basis and in accordance with the accounting principles, methods and practices used in preparing the Company Financial Statements (as defined in Section 2.5 hereof) (such accounting principles, methods and practices and such procedures, are referred to herein as the "Accounting Principles").

            In connection with the preparation of the Closing Date Balance Sheet, the Stockholder and the Company shall permit the Reviewer (as defined below) and other representatives of UAG to conduct a physical inventory at each location where inventory is held by the Company.

            (b) Within sixty (60) days after delivery of the Closing Date Balance Sheet, (i) Coopers & Lybrand or such other accounting firm (the "Reviewer") as may be selected by UAG shall audit or otherwise review the Closing Date Balance Sheet in such manner as UAG and the Reviewer deem appropriate, and (ii) UAG shall deliver such reviewed balance sheet (the "Reviewed Balance Sheet"), together with the Reviewer's report thereon, to the Stockholder.

            The Reviewed Balance Sheet (i) shall be prepared on the same basis and in accordance with the Accounting Principles and (ii) shall include a schedule showing the computation of the Final Net Worth (as defined in Section 1.3(g)(i) hereof), computed in accordance with the definition of Net Worth set forth in Section 1.3(g)(ii) hereof. UAG and the Reviewer shall have the opportunity to consult with the Stockholder, the Company and each of the accountants and other representatives of the Stockholder and the Company and to examine the work papers, schedules and other documents prepared by the Stockholder, the Company and each of such accountants and other representatives during the preparation of the Closing Date Balance Sheet. The Stockholder and the Stockholder's independent public accountants shall have the opportunity to consult with the Reviewer and to examine the work papers, schedules and other documents prepared by the Reviewer during the preparation of the Reviewed Balance Sheet.

            (c) The Stockholder shall have a period of forty-five (45) days after delivery of the Reviewed Balance Sheet to present in writing to UAG all objections the Stockholder may have to any of the matters set forth or reflected therein, which objections shall be set forth in reasonable detail. If no objections are raised within such 45-day period, the Reviewed Balance Sheet shall be deemed accepted and approved by the Stockholder and a supplemental closing (the "Supplemental Closing") shall take place within five

(5) Business Days following the expiration of such 45-day period, or on such other date as may be mutually agreed upon in writing by UAG and the Stockholder.

            (d) If the Stockholder shall raise any objection within such 45-day period, UAG and the Stockholder shall attempt to resolve the matter or matters in dispute and, if resolved, the Supplemental Closing shall take place within five (5) Business Days following such resolution.

            (e) If such dispute cannot be resolved by UAG and the Stockholder within sixty (60) days after the delivery of the Reviewed Balance Sheet, then the specific matters in dispute shall be submitted to a firm of independent public accountants mutually acceptable to UAG and the Stockholder, which firm shall make a final and binding determination as to such matter or matters. Such accounting firm shall send its written determination to UAG and the Stockholder and the Supplemental Closing, if any, shall take place five (5) Business Days following the receipt of such determination by UAG and the Stockholder. The fees and expenses of the accounting firm referred to in this
Section 1.3(e) shall be paid one-half by UAG and one-half by the Stockholder.

            (f) UAG and the Stockholder agree to cooperate with each other and each other's authorized representatives and with any accounting firm selected by UAG and the Stockholder pursuant to Section 1.3(e) hereof in order that any and all matters in dispute shall be resolved as soon as practicable.

            (g) (i) If the aggregate Net Worth as shown on the Reviewed Balance Sheet as finally determined through the operation of Sections 1.3 (a) through (e) hereof (such amount being referred to herein as the "Final Net Worth") shall be less than the Net Worth of the Company as set forth on the November 30 Balance Sheet (as defined in Section 2.5) (the "November 30 Net Worth") (the amount of any such deficiency being referred to herein as the "Net Worth Deficiency"), the Stockholder shall pay to UAG at the Supplemental Closing, by wire transfer of immediately available funds to an account designated in writing by UAG at least two (2) Business Days prior to the date of the Supplemental Closing, an amount equal to the Net Worth Deficiency, together with interest on such amount from the Closing Date to the date of the Supplemental Closing at the prime rate or its equivalent (as announced from time to time by Citibank, N.A.).

             (ii) "Net Worth" computed in connection with the Closing Date Balance Sheet, the November 30 Balance Sheet and the Reviewed Balance Sheet shall mean the amount by which the total assets (not including intangible assets) exceed the total liabilities reflected, in each case, on the balance sheets of Company comprising the Closing Date Balance Sheet, the November 30 Balance Sheet or the Reviewed Balance Sheet, as the case may be.

             1.4.    Stock Price Adjustment.

            If, on the Adjustment Date (as defined below), the UAG Shares have an aggregate UAG Market Value of less than Six Million Dollars ($6,000,000) (the amount of any such deficiency being referred to herein as the "Stock Price Deficiency") then, no later than thirty (30) days after the Adjustment Date, UAG shall pay the Stockholder cash in an amount (the "Adjustment Amount") equal to the Stock Price Deficiency. For purposes of this Agreement, the Adjustment Date shall mean the date on which the Stockholder may sell the UAG Shares in reliance on Rule 144 promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended ("Rule 144").

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  ARTICLE 2.
                        REPRESENTATIONS AND WARRANTIES
                 OF THE COMPANY, THE STOCKHOLDER AND MR. HANNA


            Subject to the parties' agreement and acknowledgment that certain of the Schedules referred to in this Article 2 are to be delivered by the Company and the Stockholder no later than thirty (30) days from the date hereof, the Company, the Stockholder and Mr. Hanna hereby jointly and severally represent and warrant to UAG and Sub as follows:


            2.1.    Organization and Good Standing.

            The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate the properties used in its business and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each state and jurisdiction where qualification as a foreign corporation is required, except for such failures to be qualified and in good standing, if any, which when taken together with all other such failures of the Company would not, or could not reasonably be expected to, in the aggregate have a Material Adverse Effect. Schedule 2.1(a) hereto lists (i) the states and other jurisdictions where the Company is so qualified and (ii) the assumed names under which the Company conducts business. Attached to Schedule 2.1(b) hereto are complete and correct copies of the Company's Articles of Incorporation and Bylaws (including comparable governing instruments with different names), as amended and presently in effect.

            2.2.      Subsidiaries.

            The Company does not have any interest or investment in any Person.

            2.3.      Capitalization.

            The authorized stock of the Company and the number of shares of capital stock which are issued and outstanding are set forth on Schedule 2.3 hereto. The shares listed on Schedule 2.3 hereto constitute all the issued and outstanding shares of capital stock of the Company and have been validly authorized and issued, are fully paid and nonassessable, have not been issued in violation of any preemptive rights or of any federal or state securities law and no personal liability attaches to the ownership thereof. There is no security, option, warrant, right, call, subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, sale, pledge or other disposition of any shares of capital stock of the Company or any securities convertible into, or other rights to acquire, any shares of capital stock of the Company, or (ii) obligates the Company to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such capital stock, securities or rights, except as set forth on Schedule 2.3 hereto. The Company has not agreed to register any securities under the Securities Act of 1933, as amended (the "Securities Act").

             2.4.      Authority; Approvals and Consents.

            The Company has the corporate power and authority to enter into this Agreement and the documents referred to herein (the "Documents") to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company is necessary to authorize and approve this Agreement and the Documents and the transactions contemplated hereby and thereThis Agreement has been, and on the Closing Date the Documents will be, duly executed and delivered by, and constitute valid and binding obligations of, the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance by the Company, the Stockholder and Mr. Hanna of this Agreement and the Documents to which it or they are a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

                  (i) contravene any provisions of the Articles of Incorporation or Bylaws (including any comparable governing instrument with a different name) of the Company;

                  (ii) (after notice or lapse of time or both) conflict with, result in a breach of any provision of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination or acceleration in respect of, any Company Agreement (as defined in Section 2.15 hereof) or, except as set forth on Schedule 2.4 hereto, require any consent or waiver of any party to any Company Agreement;

                  (iii) result in the creation of any security interest upon, or any Person obtaining any right to acquire, any properties, assets or rights of the Company (other than the rights of Sub to acquire the Shares pursuant to this Agreement);

                  (iv) violate or conflict with any Legal Requirements (as defined in Section 2.9 hereof) applicable to the Company or its business or properties; or

                  (v) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority, except in connection with or in compliance with the provisions of the H-S-R Act (as defined in Section 5.3 hereof).

            Except as set forth or referred to above, no authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental administrative or judicial authority is necessary to be obtained or made by the Company to enable the Company to continue to conduct its business and operations and use its properties after the Closing in a manner which is in all material respects consistent with that in which it is presently conducted.

            2.5.     Financial Statements.

            Except as otherwise indicated below, attached as Schedule 2.5 are true and complete copies of:

                  (i) (A) the balance sheet of the Company as of December 31, 1995, and the related consolidated statement of income, stockholders' equity and cash flow for the fiscal year ended December 31, 1995, together with the notes thereto and (B) the balance sheet of the Company as of December 31, 1994, and the related consolidated statement of income, stockholders' equity and cash flow for the fiscal year ended December 31, 1994, together with the notes thereto;

                  (ii) the balance sheet of the Company as of December 31, 1996 (the "December 31 Balance Sheet") and the statement of income, stockholders' equity and cash flow for the month periods ended on such date, together with the notes thereto;

                  (iii) the balance sheet of the Company as of November 30, 1996 (the "November 30 Balance Sheet"); and

                  (iv) the most recent monthly and year-to-date financial statements provided to Nissan (the "Company Factory Statement");

(all the foregoing financial statements, including the notes thereto, being referred to herein collectively as the "Company Financial Statements"). The Company Financial Statements are consistent with and in accordance with the books and records of the Company, fairly present the financial position, results of operations, stockholders' equity and changes in financial position of the Company as of the dates and for the periods indicated, in the case of the financial statements referred to in clauses (i), (ii) and (iii) above in conformity with GAAP consistently applied (except as set forth on Schedule 2.5(b) hereto) during such periods, and can be legitimately reconciled with the financial statements and the financial records maintained and the accounting methods applied by the Company for federal income tax purposes, and the unaudited financial statements included in the Company Financial Statements indicate all adjustments, which consist of only normal recurring accruals, necessary for such fair presentations. The statements of income included in the Company Financial Statements do not contain any items of special or nonrecurring income except as expressly specified therein, and the balance sheets included in the Company Financial Statements do not reflect any write-up or revaluation increasing the book value of any assets. The books and accounts of the Company are complete and correct in all material respects and fairly reflect all of the transactions, items of income and expense and all assets and liabilities of the businesses of the Company.

             2.6.     Absence of Undisclosed Liabilities.

            The Company does not have any liability of any nature whatsoever (whether known or unknown, due or to become due, accrued, absolute, contingent or otherwise), including, without limitation, any unfunded obligation under employee benefit plans or arrangements as described in Section 2.17 and 2.18 hereof or liabilities for Taxes (as defined in Section 2.8 hereof), except for
(i) liabilities reflected or reserved against on the most recent Company Financial Statements, (ii) current liabilities incurred in the ordinary course of business and consistent with past practice after the date of the November 30 Balance Sheet which, individually and in the aggregate, do not have, and cannot reasonably be expected to have, a Material Adverse Effect, and (iii) liabilities disclosed on Schedule 2.6 hereto. The Company is not a party to any Company Agreement, or subject to any charter or bylaw provision, any other corporate limitation or any Legal Requirement, which has, or can reasonably be expected to have, a Material Adverse Effect.

            2.7.      Absence of Material Adverse Effect; Conduct of Business.

            (a) Since December 31, 1995, the Company has operated in the ordinary course of business consistent with past practice, except as set forth on Schedule 2.7(a) hereto, and there has not been:

                  (i) any material adverse change in the assets, properties, business, operations, prospects, net income or financial condition of the Company, and no factor, event, condition, circumstance or prospective development exists which threatens or may threaten to have a Material Adverse Effect;

                  (ii) any material loss, damage, destruction or other casualty to the property or other assets of the Company, whether or not covered by insurance;

                  (iii) any   change  in  any  method  of   accounting   or
      accounting practice of the Company; or

                  (iv) any loss of the employment, services or benefits of any key employee of the Company.

            (b) Since December 31, 1995, except as set forth in Schedule 2.7(b) hereto, the Company has not:

                  (i) incurred any material obligation or liability (whether absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice;

                  (ii) failed to discharge or satisfy any lien or pay or satisfy any obligation or liability (whether absolute, accrued, contingent or otherwise), other than liabilities being contested in good faith and for which adequate reserves have been provided;

                  (iii) mortgaged, pledged or subjected to any lien any of its property or other assets, except for mechanics liens and liens for taxes not yet due and payable;

                  (iv) sold or transferred any assets or canceled any debts or claims or waived any rights, except in the ordinary course of business consistent with past practice;

                  (v) defaulted on any material obligation;

                  (vi) entered into any material transaction, except in the ordinary course of business consistent with past practice;

                  (vii) written down the value of any inventory or written off as uncollectible any accounts receivable or any portion thereof not reflected in the Company Financial Statements;

                  (viii) granted any increase in the compensation or benefits of employees other than increases in accordance with past practice not exceeding 10% or entered into any employment or severance agreement or arrangement with any of them;

                  (ix) made any individual capital expenditure in excess of $75,000, or aggregate capital expenditures in excess of $200,000, or additions to property, plant and equipment other than ordinary repairs and maintenance;

                  (x) discontinued any franchise or the sale of any products or product line or program;

                  (xi) incurred  any   obligation  or  liability  for  the
      payment of severance benefits; or

                  (xii) entered into any agreement or made any commitment to do any of the foregoing.

             2.8.     Taxes.

            The Company has made a valid election pursuant to Section 1362(a) of the Internal Revenue Code of 1986, as amended (the "Code"), to be an "S corporation" within the meaning of Section 1361(a)(1) of the Code and has continued to qualify as such for all taxable years since December 31, 1986 and will continue to so qualify through the Closing Date.

            The Company and, for any period during all or part of which the tax liability of any other corporation was determined on a combined or consolidated basis with the Company any such other corporation, has filed timely all federal, state, local and foreign tax returns, reports and declarations required to be filed (or have obtained or timely applied for an extension with respect to such filing) correctly reflecting the Taxes (as defined below) and all other information required to be reported thereon and have paid, or made adequate provision for the payment of, all Taxes which are due pursuant to such returns or pursuant to any assessment received by the Company or any such other corporation. As used herein, "Taxes" shall mean all taxes, fees, levies or other assessments, including but not limited to income, excise, property, sales, franchise, withholding, social security and unemployment taxes imposed by the United States, any state, county, local or foreign government, or any subdivision or agency thereof or taxing authority therein, and any interest, penalties or additions to tax relating to such taxes, charges, fees, levies or other assessments.

            Copies of all tax returns for the fiscal years ended since December 31, 1991 have been furnished or made available to UAG or its representatives and such copies are accurate and complete as of the date hereof. The Company has also furnished to UAG correct and complete copies of all notices and correspondence sent or received since December 31, 1991 by the Company to or from any federal, state or local tax authorities. The Company has adequately reserved for the payment of all Taxes with respect to periods ended on, prior to or through the Closing Date for which tax returns have not yet been filed. In the ordinary course, the Company makes adequate provision on its books for the payment of all Taxes (including for the current fiscal period) owed by the Company. Except to the extent reserves therefor are reflected on the Closing Date Balance Sheet, the Company is not liable, or will not become liable, for any Taxes for any period ending on, prior to or through the Closing Date. Except as set forth on Schedule 2.8 hereto, the Company has not been subject to a federal or state tax audit of any kind, and no adjustment has been proposed by the Internal Revenue Service ("IRS") with respect to any return for any subsequent year. With respect to the audits referred to on Schedule 2.8 hereto, no such audit has resulted in an adjustment in excess of $50,000. Neither the Company nor the Stockholder knows of any basis for an assertion of a deficiency for Taxes against the Company. The Stockholder will cooperate, and will cause its Affiliates to cooperate, with the Company in the filing of any returns and in any audit or refund claim proceedings involving Taxes for which the Company may be liable or with respect to which the Company may be entitled to a refund.

             2.9.     Legal Matters.

            (a) Except as set forth on Schedule 2.9(a) hereto, (i) there is no claim, action, suit, litigation, investigation, inquiry, review or proceeding (collectively, "Claims") pending against, or, to the knowledge of the Company or the Stockholder, threatened against or affecting, the Company, any ERISA Plan (as defined in Section 2.17(a) hereof) or any of its properties or rights before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity, domestic or foreign, nor is any basis known to the Stockholder or the Company for any such Claims, and (ii) the Company is not subject to any judgment, decree, writ, injunction, ruling or order (collectively, "Judgments") of any governmental, administrative or judicial authority, domestic or foreign. Schedule 2.9(a) hereto identifies each Claim and Judgment disclosed thereon which is fully covered by an insurance policy.

            (b) The business of the Company is being conducted in compliance with all laws, ordinances, codes, rules, regulations, standards, judgments and other requirements of all governmental, administrative or judicial entities (collectively, "Legal Requirements") applicable to the Company or its business or properties. The Company holds, and is in compliance with, all franchises, licenses, permits, registrations, certificates, consents, approvals or authorizations (collectively, "Permits") required by all applicable Legal Requirements. A list of all such permits is set forth on Schedule 2.9(b) hereof.

            (c) The Company owns or holds all Permits material to the conduct of its business. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any Permit.

            2.10.   Property.

            The properties and assets, real and personal, owned by or leased to the Company are adequate for the conduct of the business of the Company as presently conducted. Set forth on Schedule 2.10(a) hereto is a list of all interests in real property owned by or leased to the Company (including all real property owned or leased by the Stockholder, directly or indirectly) and used in the business of the Company and of all options or other contracts to acquire any such interest (collectively, the "Real Property"). With respect to any leased Real Property there are no defaults by either parties under and no state of facts exist which with the giving of notice or the passage of time, or both, would constitute a default under such leases and true and correct copies of such leases are attached as Schedule 2.10(b). All improvements to the Real Property ("Improvements") and all machinery, equipment and other tangible property owned or used by or leased to the Company are in good operating condition and in good repair and are fit for the particular purposes for which they are used by the Company, subject only to ordinary wear and tear.

            Such tangible properties and all Improvements owned or leased by the Company conform in all material respects with all applicable laws, ordinances, rules and regulations and other Legal Requirements and such Improvements do not encroach in any respect on property of others. There are no latent defects with respect to the Improvements. The Real Property is currently zoned to permit the conduct of the business of the Company as presently conducted.

            Certificates of Occupancy have been issued with respect to the Improvements without special conditions or restrictionsAll utilities servicing the Real Property and the Improvements are provided by publicly-dedicated utility lines and are located within public rights-of-way and do not cross or encumber any private land.

            No notice of any pending, threatened or contemplated action by any governmental authority or agency having the power of eminent domain has been given to the Company or the Stockholder with respect to the Real Property.

             2.11.   Environmental Matters.

            (a) Except as set forth on Schedule 2.11(a) hereto, (i) to the knowledge of the Stockholder and the Company, the Company, the Real Property, the Improvements and any property formerly owned, occupied or leased by the Company are in full compliance with all Environmental Laws (as defined below),
(ii) the Company has obtained all Environmental Permits (as defined below),
(iii) such Environmental Permits are in full force and effect, and (iv) the Company is in compliance with all terms and conditions of such Environmental Permits. The Stockholder and the Company did not engage in any activity or conduct, or cause or permit any condition, that would not be in compliance with the Environmental Laws or Environmental Permits. As used herein, "Environmental Laws" shall mean all applicable requirements of environmental, public or employee health and safety, public or community right-to-know, ecological or natural resource laws or regulations or controls, including all applicable requirements imposed by any law (including without limitation common law), rule, order, or regulations of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, or any applicable private agreement (such as covenants, conditions and restrictions), which relate to, (i) noise, (ii) pollution or protection of the air, surface water, groundwater, or soil, (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal or transportation, (iv) exposure to Hazardous Materials (as defined below), or
(v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials. As used herein, "Environmental Permits" shall mean all permits, licenses, approvals, authorizations, consents or registrations required under applicable Environmental Laws in connection with the ownership, use and/or operation of the Company's business or the Real Property or Improvements.

            As used in this Section 2.11, "Hazardous Materials" shall mean, collectively, (i) those substances included within the definitions of or identified as "hazardous chemicals," "hazardous waste," "hazardous substances," "hazardous materials," "toxic substances" or similar terms in or pursuant to, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.) ("CERCLA"), as amended by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499, 100 State, 1613), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 et seq.) ("RCRA"), the Occupational Safety and Health AcT of 1970 (29 U.S.C. ss. 651 et seq.) ("OSHA"), and the Hazardous MaterialS Transportation Act, 49 U.S.C. ss. 1801 et seq. ("HMTA"), and in the regulationS promulgated pursuant to such laws, all as amended, (ii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR part 302 and amendments thereto), (iii) any material, waste or substance which is or contains (A) petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss. 1251 et seq. (33 U.S.C. SS. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317), (E) flammable explosives, (F) radioactive materials, and
(iv) such other substances, materials and wastes which are or become regulated or classified as hazardous, toxic or as "special wastes" under any Environmental Laws.

            (b) The Company and the Stockholder have not violated, done or suffered any act which could give rise to liability under, and, to the knowledge of the Stockholder and the Company, are not otherwise exposed to liability under, any Environmental Law. To the knowledge of the Stockholder and the Company, no event has occurred with respect to the Real Property, the Improvements or any property formerly owned, occupied or leased by the Company, which, with the passage of time or the giving of notice, or both, would constitute a violation of or non-compliance with any applicable Environmental Law. The Company has no contingent liability under any Environmental Law. There are no liens under any Environmental Law on the Real Property.

            (c) Except as set forth on Schedule 2.11(c) hereto, (i) neither the Company, the Real Property or any portion thereof, the Improvements or any property formerly owned, occupied or leased by the Company, nor, to the knowledge of the Company or the Stockholder, any property adjacent to the Real Property is being used or has been used (at such time as the Stockholder owned or leased such property) for the treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Materials or as a landfill or other waste disposal site and there has been no spill or release of any Hazardous Materials (provided, however, that certain petroleum products are stored and handled on the Real Property in the ordinary course of the Company's business in full compliance with all Environmental Laws including the existing regulations of the United States Environmental Protection Agency requiring spill protection, overfill protection and corrosion protection by December 22, 1998 and all secondary containment requirements with respect to above ground storage tanks), (ii) to the knowledge of the Stockholder and the Company none of the Real Property or portion thereof, the Improvements or any property formerly owned, occupied or leased by the Company has been subject to investigation by any governmental authority evaluating the need to investigate or undertake Remedial Action (as defined below) at such property, and (iii) to the knowledge of the Company and the Stockholder, none of the Real Property, the Improvements or any property formerly owned, occupied or leased by the Company or any site or location where the Company sent waste of any kind, is identified on the current or proposed (A) National Priorities List under 40 C.F.R. 300 Appendix B, (B) Comprehensive Environmental Response Compensation and Liability Inventory System list, or (C) any list arising from any statute analogous to CERCLA. As used herein, "Remedial Action" shall mean any action required to (i) clean up, remove or treat Hazardous Materials, (ii) prevent a release or threat of release of any Hazardous Material, (iii) perform pre-remedial studies, investigations or post-remedial monitoring and care,
(iv) cure a violation of Environmental Law or (v) take corrective action under sections 3004(u), 3004(v) or 3008(h) of RCRA or analogous state law.

            (d) Except as set forth on Schedule 2.11(d) hereto, there have been and are no (i) aboveground or underground storage tanks, subsurface disposal systems, or wastes, drums or containers disposed of or buried on, in or under the ground or any surface waters, (ii) asbestos or asbestos containing materials or radon gas, (iii) polychlorinated biphenyls ("PCB") or PCB-containing equipment, including transformers, or (iv) wetlands (as defined under any Environmental Law) located within any portion of the Real Property, nor have any liens been placed upon any portion of the Real Property, the Improvements or any property formerly owned, occupied or leased by the Company in connection with any actual or alleged liability under any Environmental Law.

            (e) Except as set forth on Schedule 2.11(e) hereto, (i) there is no pending or threatened claim, litigation, or administrative proceeding, or known prior claim, litigation or administrative proceeding, arising under any Environmental Law involving the Company, the Real Property, the Improvements, any property formerly owned, leased or occupied by the Company, any offsite contamination affecting the business of the Company or any operations conducted at the Real Property, (ii) there are no ongoing negotiations with or agreements with any governmental authority relating to any Remedial Action or other environmentally related claim, (iii) the Company has not submitted notice pursuant to Section 103 of CERCLA or analogous statute or notice under any other applicable Environmental Law reporting a release of a Hazardous Material into the environment, and (iv) the Company has not received any notice, claim, demand, suit or request for information from any governmental or private entity with respect to any liability or alleged liability under any Environmental Law, nor to the knowledge of the Stockholder and the Company, has any other entity whose liability therefor, in whole or in part, may be attributed to the Company, received such notice, claim, demand, suit or request for information.

            (f) The Stockholder and the Company have provided to UAG all environmental studies and reports obtained by them or known to them pertaining to the Real Property, the Improvements, the Company and any property formerly owned, occupied or leased by the Company, and have permitted (or will have permitted as of the Closing Date), the testing of the soil, groundwater, building components, tanks, containers and equipment on the Real Property, the Improvements, and any property formerly owned, occupied or leased by the Company, by UAG or UAG's agents or experts as they have or shall have deemed necessary or appropriate to confirm the condition of such properties.

            2.12.   Inventories

            The values at which inventories are carried on the Company Financial Statements reflect the normal inventory valuation policies of the Company, and, in the case of the December 31 Balance Sheet, such values are in conformity with GAAP consistently applied. All inventories reflected on the Company Financial Statements or arising since the date thereof are currently marketable and can reasonably be anticipated to be sold at normal mark-ups within ninety (90) days after the date hereof in the ordinary course of business, except for spare parts inventory which inventory is good and usable.

             2.13.     Accounts Receivable.

            All accounts receivable reflected on the December 31 Balance Sheet are, and all accounts receivable that will be or will have been reflected on the Closing Date Balance Sheet will be, good, and have been or will have been collected or are collectible, without resort to litigation, within 90 days of the Closing Date, and are subject to no defenses, setoffs or counterclaims other than normal cash discounts accrued in the ordinary course of business.

             2.14.     Insurance.

            All material properties and assets of the Company which are of an insurable character are insured against loss or damage by fire and other risks to the extent and in the manner reasonable in light of the risks attendant to the businesses and activities in which the Company is engaged and customary for companies engaged in similar businesses or owning similar assets. Set forth on Schedule 2.14 hereto is a list and brief description (including the name of the insurer, the type of coverage provided, the amount of the annual premium for the current policy period, the amount of remaining coverage and deductibles and the coverage period) of all policies for such insurance and the Company have made or will make available to UAG true and complete copies of all such policies.

             All such policies are in full force and effect, are underwritten by financially secure insurers, are sufficient for all applicable requirements of law and will not in any way be affected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. No notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any such policy has been received by the Company.

             2.15.     Contracts; etc.

            As used in this Agreement, the term "Company Agreements" shall mean all mortgages, indenture notes, agreements, contracts, leases, licenses, franchises, obligations, instruments or other commitments, arrangements or understandings of any kind, whether written or oral, binding or non-binding, (including all leases and other agreements referred to on Schedule 2.10 hereto) to which the Company is a party or by which the Company or any of its assets or properties (including the Real Property and the Improvements) may be bound or affected, including all amendments, modifications, extensions or renewals of any of the foregoing. Set forth on Schedule 2.15 hereto is a complete and accurate list of each Company Agreement which is material to the business, operations, assets, condition (financial or otherwise) or prospects of the Company. True and complete copies of all written Company Agreements referred to on Schedule 2.15 and Schedule 2.10 hereto, exclusive of individual vehicle titles and/or manufacturer's certificates of origin and floor plan liens applicable to individual vehicles, have been delivered or made available to UAG, and the Company has provided UAG with accurate and complete written summaries of all such Company Agreements which are unwritten.

            Except as set forth on Schedule 2.15, the Company is not, nor, to the knowledge of the Company and the Stockholder is, any other party thereto, in breach of or default under any Company Agreement, and no event has occurred which (after notice or lapse of time or both) would become a breach or default under, or would permit modification, cancellation, acceleration or termination of, any Company Agreement or result in the creation of any Lien upon, or any Person obtaining any right to acquire, any properties, assets or rights of the Company in any such case where such breach, default or other event would have, or could reasonably be expected to have, a Material Adverse Effect. There are no material unresolved disputes involving the Company under any Company Agreement.

             2.16.     Labor Relations.

            (a) The Company has paid or made provision for the payment of all salaries and accrued wages and has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes, and have withheld and paid to the appropriate governmental authority, or are holding for payment not yet due to such authority, all amounts required by law or agreement to be withheld from the wages or salaries of their employees.

            (b) Except as set forth on Schedule 2.16(b) hereto, the Company is not a party to any (i) outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for payment of any bonus or commission, (ii) agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law), (iii) collective bargaining agreement or other labor union contract applicable to persons employed by the Company, nor do the Stockholder or the Company know of any activities or proceedings of any labor union to organize any such employees. The Company has furnished to UAG complete and correct copies of all such agreements ("Employment and Labor Agreements"). The Company has not breached or otherwise failed to comply with any provisions of any Employment or Labor Agreement.

            (c) Except as set forth in Schedule 2.16(c) hereto, (i) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"), (ii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to the Stockholder's or the Company's knowledge, threatened, against or affecting the Company, and the Company has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of the Company, (iii) there is no representation claim or petition pending before the NLRB or any similar foreign agency and no question concerning representation exists relating to the employees of the Company, (iv) there are no charges with respect to or relating to the Company pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices, (v) the Company has not received formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of the Company and, to the knowledge of the Company, no such investigation is in progress and (vi) the consents of the unions that are parties to any Employment and Labor Agreements are not required to complete the transactions contemplated by this Agreement and the Documents.

            (d) The Company has never caused any "plant closing" or "mass layoff" as such actions are defined in the Worker Adjustment and Retraining Notification Act, as codified at 29 U.S.C. ss.ss. 2101-2109, and the regulatiONS promulgated therein.

             2.17.     Employee Benefit Plans.

            (a) Set forth on Schedule 2.17(a) hereto is a true and complete list of:

                  (i) each employee pension benefit plan, as defined in
      Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), maintained by the Company or to which the Company is required to make contributions ("Pension Benefit Plan"); and

                  (ii) each employee welfare benefit plan, as defined in
      Section 3(i) of ERISA, maintained by the Company or to which the Company is required to make contributions ("Welfare Benefit Plan").

            True and complete copies of all Pension Benefit Plans and Welfare Benefit Plans (collectively, "ERISA Plans") have been delivered to or made available to UAG together with, as applicable with respect to each such ERISA Plan, trust agreements, summary plan descriptions, all IRS determination letters or applications therefor with respect to any Pension Benefit Plan intended to be qualified pursuant to Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and valuation or actuarial reports, accountant's opinions, financial statements, IRS Form 5500s (or 5500-C or 5500-R) and summary annual reports for the last three years.

            (b) With respect to the ERISA Plans, except as set forth on
Schedule 2.17(b):

                  (i) there is no ERISA Plan which is a " multiemployer" plan as that term is defined in Section 3(37) of ERISA ("Multiemployer Plan");

                  (ii) no event has occurred or (to the knowledge of the Company or the Stockholder) is threatened or about to occur which would constitute a prohibited transaction under Section 406 of ERISA or under
      Section 4975 of the Code;

                  (iii) each ERISA Plan has operated since its inception in accordance with the reporting and disclosure requirements imposed under ERISA and the Code and has timely filed Form 5500e (or 5500-C or 5500-R) and predecessors thereof; and

                  (iv) no ERISA Plan is liable for any federal, state, local or foreign Taxes.

            (c) Each Pension Benefit Plan intended to be qualified under
Section 401(a) of the Code:

                  (i) has been qualified, from its inception, under Section 401(a) of the Code, and the trust established thereunder has been exempt from taxation under Section 501(a) of the Code and is currently in compliance with applicable federal laws;

                  (ii) has been operated, since its inception, in accordance with its terms and there exists no fact which would adversely affect its qualified status; and

                  (iii) is not currently under investigation, audit or review by the IRS or (to the knowledge of the Company and the Stockholder) no such action is contemplated or under consideration and the IRS has not asserted that any Pension Benefit Plan is not qualified under Section 401(a) of the Code or that any trust established under a Pension Benefit Plan is not exempt under Section 501(a) of the Code.

            (d) With respect to each Pension Benefit Plan which is a defined benefit plan under Section 414(j) and, for the purpose solely of Section 2.17(d)(iv) hereof, each defined contribution plan under Section 414(i) of the
Code:

                  (i) no liability to the Pension Benefit Guaranty Corporation ("PBGC") under Sections 4062-4064 of ERISA has been incurred by the Company since the effective date of ERISA and all premiums due and owing to the PBGC have been timely paid;

                  (ii) the PBGC has not notified the Company or any Pension Benefit Plan of the commencement of proceedings under Section 4042 of ERISA to terminate any such plan;

                  (iii) no event has occurred since the inception of any Pension Benefit Plan or (to the knowledge of the Company or the Stockholder) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA;

                  (iv) no Pension Benefit Plan ever has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code); and

                  (v) if any of such Pension Benefit Plans were to be terminated on the Closing Date (A) no liability under Title IV of ERISA would be incurred by the Company and (B) all benefits accrued to the day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the actuarial assumptions and method utilized by such plan for valuation purposes.

            (e) With respect to each Pension Benefit Plan, Schedule 2.17(e) contains a list of all Pension Benefit Plans to which ERISA has applied which have been or are being terminated, or for which a termination is contemplated, and a description of the actions taken by the PBGC and the IRS with respect thereto.

            (f) The approximate aggregate of the amounts of contributions by the Company to be paid or accrued under ERISA Plans for the current fiscal year is set forth on Schedule 2.17(f) (the "Aggregate ERISA Contributions"), and the Aggregate ERISA Contributions are not expected to exceed the total amount set forth on Schedule 2.17(f). To the extent required in accordance with GAAP, the December 31 Balance Sheet reflects in the aggregate an accrual of all amounts of employer contributions accrued but unpaid by the Company under the ERISA Plans as of the date of the December 31 Balance Sheet.

            (g) With respect to any Multiemployer Plan (1) the Company has not, since its formation, made or suffered a "complete withdrawal" or "partial withdrawal" as such terms are respectively defined in Sections 4203 and 4205 of ERISA; (2) there is no withdrawal liability of the Company under any Multiemployer Plan, computed as if a "complete withdrawal" by the Company had occurred under each such Plan as of December 31, 1995; and (3) the Company has not received notice to the effect that any Multiemployer Plan is either in reorganization (as defined in Section 4241 of ERISA) or insolvent (as defined in Section 4245 of ERISA).

            (h)   With respect to the Welfare Benefit Plans:

                  (i) There are no liabilities of the Company under Welfare Benefit Plans with respect to any condition which relates to a claim filed on or before the Closing Date.

                  (ii) No  claims   for   benefits   are  in   dispute  or
      litigation.

             2.18.     Other Benefit and Compensation Plans or Arrangements.

            (a) Set forth on Schedule 2.18(a) hereto is a true and complete list of:

                  (i) each employee stock purchase, employee stock option, employee stock ownership, deferred compensation, performance, bonus, incentive, vacation pay, holiday pay, insurance, severance, retirement, excess benefit or other plan, trust or arrangement which is not an ERISA Plan whether written or oral, which the Company maintains or is required to make contributions to;

                  (ii) each other agreement, arrangement, commitment and understanding of any kind, whether written or oral, with any current or former officer, director or consultant of the Company pursuant to which payments may be required to be made at any time following the date hereof (including, without limitation, any employment, deferred compensation, severance, supplemental pension, termination or consulting agreement or arrangement); and

                  (iii) each employee of the Company whose aggregate compensation for the fiscal year ended December 31, 1996 exceeded $50,000. True and complete copies of all of the written plans, arrangements and agreements referred to on Schedule 2.18(a) ("Compensation Commitments") have been provided to UAG together with, where prepared by or for the Company, any valuation, actuarial or accountant's opinion or other financial reports with respect to each Compensation Commitment for the last three years. An accurate and complete written summary has been provided to UAG with respect to any Compensation Commitment which is unwritten.

            (b)   Each Compensation Commitment:

                  (i) since its inception, has been operated in all material respects in accordance with its terms;

                  (ii) is not currently under investigation, audit or review by the IRS or any other federal or state agency and (to the knowledge of the Company or the Stockholder) no such action is contemplated or under consideration;

                  (iii) has no liability for any federal, state, local or foreign Taxes;

                  (iv) has no claims subject to dispute or litigation;

                  (v) has met all applicable requirements, if any, of the Code; and

                  (vi) has operated since its inception in material compliance with the reporting and disclosure requirements imposed under ERISA and the Code.

             2.19.     Transactions with Insiders.

            Set forth on Schedule 2.19 hereto is a complete and accurate description of all material transactions between the Company or any ERISA Plan, on the one hand, and any Insider, on the other hand, that have occurred since January 1, 1995. For purposes of this Agreement:

                  (i) the term "Insider" shall mean the Stockholder, any director or officer of the Company, and any Affiliate, Associate or Relative of any of the foregoing persons;

                  (ii) the term "Associate" used to indicate a relationship with any person means (A) any corporation, partnership, joint venture or other entity of which such person is an officer or partner or is, directly or indirectly, through one or more intermediaries, the beneficial owner of 30% or more of (1) any class or type of equity securities or other profits interest or (2) the combined voting power of interests ordinarily entitled to vote for management or otherwise, and
      (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

                  (iii) a "Relative" of a person shall mean such person's spouse, such person's parents, sisters, brothers, children and the spouses of the foregoing, and any member of the immediate household of such person.

             2.20.     Propriety of Past Payments.

            No funds or assets of the Company have been used for illegal purposes; no unrecorded funds or assets of the Company have been established for any purpose; no accumulation or use of the Company's corporate funds or assets have been made without being properly accounted for in the respective books and records of the Company; all payments by or on behalf of the Company have been duly and properly recorded and accounted for in their respective books and records; no false or artificial entry has been made in the books and records of the Company for any reason; no payment has been made by or on behalf of the Company with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payment; and the Company has not made, directly or indirectly, any illegal contributions to any political party or candidate, either domestic or foreign. Neither the IRS nor any other federal, state, local or foreign government agency or entity has initiated or threatened any investigation of any payment made by the Company of, or alleged to be of, the type described in this Section 2.20.

             2.21.     Interest in Competitors.

            Except as set forth on Schedule 2.21, neither the Company nor the Stockholder, nor any of their Affiliates, have any interest, either by way of contract or by way of investment (other than as holder of not more than 2% of the outstanding capital stock of a publicly traded Person, so long as such holder has no other connection or relationship with such Person) or otherwise, directly or indirectly, in any Person other than the Company that is engaged in the retail sale of automobiles or light duty trucks.

             2.22.     Brokers.

            Neither the Company, nor any director, officer or employee thereof, nor the Stockholder or any representative of the Stockholder, has employed any broker or finder or has incurred or will incur any broker's, finder's or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement or the Documents except that the Stockholder has employed Ben Hicks (the "Broker") in connection with this transaction. The Stockholder will satisfy any obligations of UAG, Sub, the Stockholder, Mr. Hanna and the Company relating to the employment of Broker, and will hold UAG, Sub and the Company harmless therefrom.

             2.23.     Accounts.

            Schedule 2.23 hereof correctly identifies each bank account maintained by or on behalf or for the benefit of the Company and the name of each Person with any power or authority to act with respect thereto.

             2.24.     Disclosure.

            Neither the Company nor the Stockholder have made any material misrepresentation to UAG or the Sub relating to the Company or the Shares or the Real Property or Improvements and neither the Company nor the Stockholder have omitted to state to UAG any material fact relating to the Company or the Shares or the Real Property or Improvements which is necessary in order to make the information given by or on behalf of the Company or the Stockholder to UAG not misleading or which if disclosed would reasonably affect the decision of a person considering an acquisition of the Shares. No fact, event, condition or contingency exists or has occurred which has, or in the future can reasonably be expected to have, a Material Adverse Effect, which has not been disclosed in the Company Financial Statements or the Schedules to this Agreement.

             2.25.     Net Worth.

            On the Closing Date, the Net Worth of the Company will be equal to or greater than the November 30 Net Worth.


         ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

            Subject to the parties' agreement and acknowledgment that certain of the Schedules referred to in this Article 3 are to be delivered by the Company and the Stockholder no later than thirty (30) days after the date hereof, the Stockholder hereby represents and warrants to UAG as follows:

             3.1.      Ownership of Shares; Title.

            The Stockholder is the owner of record and beneficially of the Shares as set forth on Schedule 3.1 hereof and has, and shall transfer to Sub at the Closing, good and marketable title to the Shares owned by it, free and clear of any and all security interests, pledge agreements, Liens, proxies and voting or other agreements except restrictions on transfer imposed by applicable federal and state securities laws.

             3.2.      Authority.

            The Stockholder has all requisite power and authority and has full legal capacity and is competent to execute, deliver and perform this Agreement and the Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (including the disposition of the Shares to Sub as contemplated by this Agreement). This Agreement has been duly executed and delivered by the Stockholder and constitutes, and the Documents to which the Stockholder is a party when executed and delivered by the Stockholder will constitute, a valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms. Except as set forth on Schedule 3.2, the execution, delivery and performance of this Agreement and the Documents by the Stockholder and the consummation of the transactions contemplated hereby and thereby do not and will not:

                  (i) (after notice or lapse of time or both) conflict with, result in a breach of any provision of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination or acceleration in respect of, any material contract, agreement, commitment, understanding, arrangement or restriction to which the Stockholder is a party or to which the Stockholder or any of its property is subject;

                  (ii) violate or conflict with any Legal Requirements applicable to the Stockholder or any of Stockholder's businesses or properties; or

                  (iii) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority, except in connection with or in compliance with the provisions of the H-S-R Act (as defined in Section 5.3 hereof).

             3.3.      Real Property and Improvements.

            The Stockholder owns the Real Property and Improvements in fee simple, free and clear of all Liens, except those disclosed in Schedule 3.3(a), none of which currently or, to its knowledge, in the future will affect the use of the Real Property or the Improvements for the conduct of the business of the Company as presently conducted. No assessments have been made against any portion of the Real Property which are unpaid (except ad valorem taxes for the current year that are not yet due and payable), whether or not they have become Liens. There are no disputes concerning the location of the lines and corners of the Real Property. No one has been granted any right to purchase or lease the Real Property or Improvements other than the existing leases in favor of the Company, which are to be terminated at the Closing by agreement between the parties and pursuant to which the Stockholder shall acknowledge that there are no defaults under any such leases and that the Company has no liability arising out of or relating to such leases.

             3.4.      Investment Intent.

            The Stockholder has no present plan, intention or arrangement to dispose of any of the UAG Common Stock received by it pursuant to the terms of this Agreement.

             3.5.      Qualification of Stockholder.

            The Stockholder and Mr. Hanna (i) are "accredited investors" within the meaning of Regulation D of the Securities Act, and the Stockholder is acquiring the UAG Common Stock to be issued pursuant to the terms of this Agreement for its own account and not with a view to, or for resale in connection with, any distribution thereof; (ii) the Stockholder was not formed for the purpose of acquiring UAG Common Stock; (iii) the Stockholder and Mr. Hanna understand and acknowledge that such UAG Common Stock has not been registered under the Securities Act or any state securities laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the Stockholder's investment intent as expressed herein; (iv) the Stockholder and Mr. Hanna are able to bear the economic risk of investment in such UAG Common Stock and have such knowledge and experience in financial and business matters that they are capable of evaluating the risks and merits of such UAG Common Stock; (v) the Stockholder and Mr. Hanna acknowledge that the UAG Shares were not offered to them by means of publicly disseminated advertisements or sales literature, or as part of a general solicitation; (vi) the Stockholder and Mr. Hanna acknowledge that in deciding to proceed with the transaction set forth herein they have relied solely on their own independent investigation of UAG; and
(vii) the Stockholder and Mr. Hanna understand and acknowledge that such UAG Common Stock will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the certificates representing such UAG Common Stock will bear a legend restricting transfer unless (A) the transfer is exempt from the registration requirements under the Securities Act and any applicable state securities law and an opinion of counsel reasonably satisfactory to UAG that such transfer is exempt therefrom is delivered to UAG or (B) the transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities law.


                                  ARTICLE 4.
                     REPRESENTATIONS AND WARRANTIES OF UAG

            Subject to the parties' agreement and acknowledgment that certain of the Schedules referred to in this Article 4 are to be delivered by the UAG no later than thirty (30) days after the date hereof, UAG and Sub hereby represent and warrant to the Company and the Stockholder as follows:

             4.1.      Organization and Good Standing.

            UAG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate the properties used in its business and to carry on its business as now being conducted. UAG is duly qualified to do business and is in good standing as a foreign corporation in each state and jurisdiction where qualification as a foreign corporation is required, except for such failures to be qualified and in good standing, if any, which when taken together with all other such failures of UAG and the Sub would not, or could not reasonably be expected to, in the aggregate have a Material Adverse Effect on UAG and the Sub, taken as a whole. UAG has made available to the Stockholder complete and correct copies of its charter and bylaws, as amended and presently in effect.

             4.2.      Subsidiaries.

            The Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate the properties and assets used in its business and to carry on its business as now being conducted, and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where qualification as a foreign corporation is required, except for such failures to be qualified and in good standing, if any, which when taken together with all other such failures of UAG and the Sub would not, or could not reasonably be expected to, in the aggregate have a material adverse effect on UAG and the Sub, taken as a whole. All of the outstanding shares of capital stock of the Sub have been validly authorized and issued, are fully paid and non-assessable, have not been issued in violation of any preemptive rights or of any federal or state securities law.

             4.3.      Capitalization.

            The authorized stock of UAG and the number of shares of capital stock which are issued and outstanding are set forth on Schedule 4.3 hereto. The shares listed on Schedule 4.3 hereto constitute all the issued and outstanding shares of capital stock of UAG and have been validly authorized and issued, are fully paid and nonassessable, have not been issued in violation of any preemptive rights or of any federal or state securities law and no personal liability attaches to the ownership thereof.

             4.4.      SEC Filings.

            UAG has heretofore made available to the Company, the Stockholder and Mr. Hanna UAG's Registration Statement on Form S-1 as declared effective by the SEC on October 23, 1996 and UAG's Quarterly Report on Form 10-Q for the period ending September 30, 1996 (the "SEC Filings"). As of their respective dates, the SEC filings did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             4.5.     Authority; Approvals and Consents.

            UAG and Sub have the corporate power and authority to enter into this Agreement and the Documents to which they are a party and to perform its obligations hereunder and thereunder. At the time of the Closing, the execution, delivery and performance of this Agreement and the Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will have been duly authorized and approved by the Board of

Directors of UAG and Sub and no other corporate proceedings on the part of UAG or Sub will be necessary to authorize and approve this Agreement and the Documents and the transactions contemplated hereby and thereby. This Agreement has been, and on the Closing Date the Documents will be, duly executed and delivered by, and constitute a valid and binding obligation of, UAG and Sub, enforceable against UAG and Sub in accordance with their respective terms. Except as set forth on Schedule 4.5 hereto, the execution, delivery and performance by UAG and Sub of this Agreement and the Documents to which they are a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

                  (i) contravene any provisions of the Certificate of Incorporation or Bylaws of UAG or Sub;

                  (ii) (after notice or lapse of time or both) conflict with, result in a breach of any provision of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination or acceleration in respect of, any UAG Agreement (as defined below) or require any consent or waiver of any party to any UAG Agreement;

                  (iii) result in the creation of any security interest upon, or any person obtaining any right to acquire, any properties, assets or rights of UAG;

                  (iv) violate or conflict with any Legal Requirements applicable to UAG or its respective businesses or properties that would or could reasonably be expected to have a Material Adverse Effect on UAG and the UAG Subsidiaries, taken as a whole; or

                  (v) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority, except in connection with or in compliance with the provisions of the H-S-R Act (as defined in Section 5.3 hereof).

            Except as set forth or referred to above, no authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental administrative or judicial authority is necessary to be obtained or made by UAG to enable UAG to continue to conduct its business and operations and use its properties after the Closing in a manner which is in all material respects consistent with that in which they are presently conducted. As used in this Agreement, the term "UAG Agreement" shall mean all mortgages, indenture notes, agreements, contracts, leases, licenses, franchises, obligations, instruments or other commitments, arrangements or understandings of any kind, whether written or oral, binding or non-binding, to which UAG or the UAG Subsidiaries is a party or by which UAG or the UAG Subsidiaries or any of its assets or properties may be bound or affected, including all amendments, modifications, extensions or renewals of any of the foregoing, and which involve receipts or payments by UAG or UAG Subsidiaries which exceed $100,000 per year.

            "UAG Subsidiary" shall mean any corporation or other entity in which UAG, directly or indirectly, owns beneficially securities representing 50% or more of (i) the aggregate equity or profit interests or (ii) the combined voting power of voting interests ordinarily entitled to vote for management or otherwise.

             4.6.     Financial Statements.

            Attached as Schedule 4.6 are true and complete copies of:

            (a) the consolidated balance sheet of UAG and its consolidated UAG Subsidiaries as of December 31 in each of the years 1994 and 1995, and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, together with the notes thereto, in each case examined by and accompanied by the report of Coopers & Lybrand, independent certified public accountants; and

            (b) the unaudited consolidated balance sheet of UAG and its consolidated UAG Subsidiaries as of September 30, 1996 (the "UAG Balance Sheet"), and the unaudited consolidated statements of income, stockholders' equity and cash flows for the month periods ended on such dates, together with the notes thereto;

(all the foregoing financial statements, including the notes thereto, being referred to herein collectively as the "UAG Financial Statements"). The UAG Financial Statements are in accordance with the books and records of UAG and the UAG Subsidiaries, fairly present the consolidated financial position, results of operations, stockholders' equity and changes in financial position of UAG and the UAG Subsidiaries as of the dates and for the periods indicated, in each case in conformity with GAAP consistently applied (except as otherwise indicated in such statements) during such periods, and can be legitimately reconciled with the financial statements and the financial records maintained and the accounting methods applied by UAG and the UAG Subsidiaries for federal income tax purposes, and the unaudited financial statements included in the UAG Financial Statements indicate all adjustments, which consist of only normal recurring accruals, necessary for such fair presentations. The statements of income included in the UAG Financial Statements do not contain any items of special or nonrecurring income except as expressly specified therein, and the balance sheets included in the UAG Financial Statements do not reflect any write-up or revaluation increasing the book value of any assets. The books and accounts of UAG and the UAG Subsidiaries are complete and correct in all material respects and fairly reflect all of the transactions, items of income and expense and all assets and liabilities of the businesses of UAG and the UAG Subsidiaries consistent with prior practices of UAG and the UAG Subsidiaries.

             4.7.     Taxes.

            UAG, each UAG Subsidiary and, for any period during all or part of which the tax liability of any other corporation was determined on a combined or consolidated basis with UAG or any UAG Subsidiary, any such other corporation, have filed timely all federal, state, local and foreign tax returns, reports and declarations required to be filed (or have obtained or timely applied for an extension with respect to such filing) correctly reflecting the Taxes and all other information required to be reported thereon and have paid, or made adequate provision for the payment of, all Taxes which are due pursuant to such returns or pursuant to any assessment received by UAG or any UAG Subsidiary or any such other corporation. In the ordinary course, UAG makes adequate provision on its books for the payment of all Taxes (including for the current fiscal period) owed by UAG and the UAG Subsidiaries. Neither UAG nor any UAG Subsidiary has been subject to a federal or state tax audit of any kind, and no adjustment has been proposed by the IRS with respect to any return for any subsequent year. UAG knows of no basis for an assertion of a deficiency for Taxes against UAG or any UAG Subsidiary.

             4.8.     Disclosure.

            Neither UAG nor any UAG Subsidiary has made any material misrepresentation to the Company or the Stockholder relating to this Agreement and neither UAG nor any UAG Subsidiary has omitted to state to the Company or the Stockholder any material fact relating to this Agreement which is necessary in order to make the information given by or on behalf of UAG or any UAG Subsidiary to the Company or the Stockholder or their representatives at or prior to Closing not misleading. No fact, event, condition or contingency exists or has occurred which has, or in the future can reasonably be expected to have, a material adverse effect on UAG and the UAG Subsidiaries, taken as a whole, which has not been disclosed in the SEC Filings or the Schedules to this Agreement.


                                  ARTICLE 5.
                     COVENANTS AND ADDITIONAL AGREEMENTS

             5.1.     Access; Confidentiality.

            Between the date hereof and the Closing Date, the Stockholder, the Company and Mr. Hanna will (i) provide to the officers and other authorized representatives of UAG and Sub full access, during normal business hours, to any and all premises, properties, files, books, records, documents, and other information of the Company and will cause their officers to furnish to UAG and Sub and their authorized representatives any and all financial, technical and operating data and other information pertaining to the businesses and properties of the Company, and (ii) make available for inspection and copying by UAG and Sub true and complete copies of any documents relating to the foregoing. UAG and Sub will hold in confidence (unless and to the extent compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law) all Confidential Information (as defined below) and will not disclose the same to any third party except in connection with obtaining financing and otherwise as may reasonably be necessary to carry out this Agreement and the transactions contemplated hereby, including any due diligence review by or on behalf of UAG and Sub. If this Agreement is terminated, UAG and Sub will promptly return to the Company, upon the reasonable request of the Company, all Confidential Information furnished by the Company and held by UAG and Sub, including all copies and summaries thereof. As used herein, "Confidential Information" shall mean all information concerning the Company obtained by UAG or Sub from the Company in connection with the transactions contemplated by this Agreement, except information (x) ascertainable or obtained from public information, (y) received from a third party not employed by or otherwise affiliated with the Company or (z) which is or becomes known to the public, other than through a breach by UAG of this Agreement. The Stockholder will hold in confidence (unless and to the extent compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law) all UAG Confidential Information (as defined below) and will not disclose the same to any third party except as may reasonably be necessary to carry out this Agreement and the transactions contemplated hereby. If this Agreement is terminated, the Stockholder will promptly return to UAG, upon the reasonable request of UAG, all UAG Confidential Information furnished by UAG and held by the Stockholder, including all copies and summaries thereof. As used herein, "UAG Confidential Information" shall mean all information concerning UAG obtained by the Stockholder, the Company and Mr. Hanna in connection with the transactions contemplated by this Agreement, except information (x) ascertained or obtained from public information, (y) received from a third party not employed or otherwise affiliated with UAG or (z) which is or becomes known to the public, other than a breach by the Stockholder, the Company and Mr. Hanna of this Agreement.

             5.2.     Furnishing Information; Announcements.

            The Stockholder and the Company, on the one hand, and UAG and Sub, on the other hand, will, as soon as practicable after reasonable request therefor, furnish to the other all the information concerning the Stockholder and the Company or UAG and Sub, respectively, required for inclusion in any statement or application made by UAG or the Company to any governmental or regulatory body or in connection with obtaining any third party consent in connection with the transactions contemplated by this Agreement. Neither the Stockholder nor the Company, on the one hand, nor UAG nor Sub, on the other hand, or any representative thereof, shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated hereby without the prior consent of the other, except as may be required by law (including federal or state securities laws) as determined by such parties' counsel.

             5.3.     Antitrust Improvements Act Compliance.

            UAG and Sub and the Stockholder, Mr. Hanna and the Company, as applicable, shall each file or cause to be filed with the Federal Trade Commission and the United States Department of Justice any notifications required to be filed by the respective "ultimate parent" entities under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "H-S-R Act"), and the rules and regulations promulgated thereunder, with respect to the transactions contemplated herein. The parties shall use their best efforts to make such filings promptly, to respond to any requests for additional information made by either of such agencies, to cause the waiting periods under the H-S-R Act to terminate or expire at the earliest possible date and to resist vigorously, at their respective cost and expense (including, without limitation, the institution or defense of legal proceedings), any assertion that the transactions contemplated herein constitute a violation of the antitrust laws, all to the end of expediting consummation of the transactions contemplated herein; provided, however, that if UAG or the Stockholder shall determine after issuance of any preliminary injunction that continuing such resistance is not in its or their best interests, UAG or the Stockholder, as the case may be, may, by written notice to the other party, terminate this Agreement with the effect set forth in Section 8.2 hereof.

             5.4.     Certain Changes and Conduct of Business.

            (a) From and after the date of this Agreement and until the Closing Date, the Company shall, and the Stockholder and Mr. Hanna shall cause the Company to, conduct its business solely in the ordinary course consistent with past practices and, without the prior written consent of UAG, neither the Stockholder, Mr. Hanna, nor the Company will, except as required or permitted pursuant to the terms hereof, permit the Company to:

                  (i) make any material change in the conduct of its business and operations or enter into any transaction other than in the ordinary course of business consistent with past practices;

                  (ii) make any change in its Articles of Incorporation or Bylaws, issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                  (iii) (A) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, (B) issue any securities convertible or exchangeable for debt securities of the Company, or (C) issue any options or other rights to acquire from the Company, directly or indirectly, debt securities of the Company or any security convertible into or exchangeable for such debt securities;

                  (iv) make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof, except transactions pursuant to existing contracts set forth in Schedule 2.15 hereto and dispositions of inventory or of worn-out or obsolete equipment for fair or reasonable value in the ordinary course of business consistent with past practices;

                  (v) subject any of its assets, or any part thereof, to any Lien or suffer such to be imposed other than such Liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have, or cannot reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (vi) declare, set aside or pay any dividends or other distributions (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock (other than distributions of net income attributable to periods after November 30,
      1996) or redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

                  (vii) acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;

                  (viii) enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;

                  (ix) make or commit to make any individual material capital expenditure in excess of $50,000, or aggregate capital expenditures in excess of $150,000;

                  (x) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of their Affiliates;

                  (xi) guarantee any indebtedness for borrowed money or any other obligation of any other Person, other than in the ordinary course of business consistent with past practice;

                  (xii) fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by the Company (or on behalf of the Company) on the date hereof;

                  (xiii) make any loan, advance or capital contribution to or investment in any Person;

                  (xiv) make any change in any method of accounting or accounting principle, method, estimate or practice except for any such change required by reason of a concurrent change in GAAP or write-down the value of any inventory or write-off as uncollectible any accounts receivable except in the ordinary course of business consistent with past practices;

                  (xv) settle, release or forgive any material claim or litigation or waive any material right;

                  (xvi) make, enter into, modify, amend in any material respect or terminate any material commitment, bid or expenditure, other than in the ordinary course of business consistent with past practice;

                  (xvii) take any other action that would cause any of the representations and warranties made by the Company in this Agreement not to remain true and correct; or

            (b) From and after the date hereof and until the Closing Date, the Stockholder, Mr. Hanna and the Company will cause the Company to use its reasonable best efforts to:

                  (i) continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for their current use;

                  (ii) comply with all applicable Environmental Laws, and, in the event the Company shall receive notice that there exists a violation of any Environmental Law with respect to its operations or any Real Property, promptly (and in any event within the time period permitted by the applicable governmental authority) remove or remedy such violation in accordance with all applicable Environmental Laws; provided, however, that any remediation or removal shall be subject to the prior approval of UAG;

                  (iii) file, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against the Company unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

                  (iv) keep its books of account, records and files in the ordinary course and in accordance with existing practices;

                  (v) preserve its business organization intact and continue to maintain existing business relationships with suppliers, customers and others with whom business relationships exist other than relationships that are, at the same time, not economically beneficial to it; and

                  (vi) continue to conduct its business in the ordinary course consistent with past practices.

            (c) From and after the date of this Agreement and until the Closing Date, the Stockholder shall not, except with the prior written consent of UAG and except as required or permitted pursuant to the terms hereof:

                  (i) make any material change to the Real Property or the Improvements;

                  (ii) subject the Real Property or the Improvements, or any part thereof, to any new Lien or suffer such to be imposed;

                  (iii) take any other action that would cause any of the representations or warranties made by the Stockholder in this Agreement not to remain true and correct; or

                  (iv) commit themselves to do any of the foregoing.

             5.5.    No Intercompany Payables or Receivables.

            Except as disclosed on Schedule 5.5 hereto, at the Closing there will be no intercompany payables or intercompany receivables due and/or owing between the Stockholder, Mr. Hanna and their Affiliates (other than the Company) on the one hand, and the Company, on the other hand.

             5.6.    Negotiations.

            Until the earlier of 180 days from the date hereof, the Closing and the termination of this Agreement pursuant to clause (ii) of Section 8.1 hereof, neither the Stockholder, nor the Company, nor Mr. Hanna nor their officers, directors, employees, advisors, agents, representatives, Affiliates or anyone acting on behalf of the Stockholder, the Company, Mr. Hanna or such Persons, shall, directly or indirectly, encourage, solicit, initiate or engage in discussions or negotiations with, or provide any information to, any person (other than UAG or its representatives) concerning any merger, sale of assets (other than in the ordinary course of business), purchase or sale of shares of capital stock or similar transaction involving the Company or purchase or sale of any of the Real Property or Improvements. The Stockholder and Mr. Hanna shall promptly communicate to UAG any inquiries or communications concerning any such transaction (including the identity of any person making such inquiry or communication) which the Company, the Stockholder or Mr. Hanna may receive or of which any of such parties may become aware.

             5.7.    Consents; Cooperation.

            Subject to the terms and conditions hereof, the Stockholder, Mr. Hanna and the Company and UAG will use their respective best efforts at their own expense:

                  (i) to obtain prior to the earlier of the date required (if so required) or the Closing Date, all waivers, permits, licenses, approvals, authorizations, qualifications, orders and consents of all third parties and governmental authorities, and make all filings and registrations with governmental authorities which are required on their respective parts for (A) the consummation of the transactions contemplated by this Agreement, (B) the ownership or leasing and operating after the Closing by the Company of all of its material properties and (C) the conduct after the Closing by the Company of its business as conducted by it on the date hereof;

                  (ii) to defend, consistent with applicable principles and requirements of law, any lawsuit or other legal proceedings, whether judicial or administrative, whether brought derivatively or on behalf of third persons (including governmental authorities) challenging this Agreement or the transactions contemplated hereby and thereby; and

                  (iii) to furnish each other such information and assistance as may reasonably be requested in connection with the foregoing.

             5.8.    Additional Agreements.

            Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts at its own expense to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. The Stockholder agrees to execute and deliver any and all documents that the manufacturer typically requires a selling dealer to execute in connection with the transfer of a dealership. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Stockholder and the proper officers of the Company shall take all such necessary action.

             5.9.    Interim Financial Statements.

            Within thirty (30) days after the end of each calendar month after the date of this Agreement and continuing until the Closing Date, the Company will deliver to UAG the most recent monthly and year-to-date financial statements provided to Nissan. All such statements shall fairly present the financial position, results of operations and cash flow of the Company as of the date or for the periods indicated and shall be prepared on a basis consistent with the Company Factory Statement attached hereto as part of
Schedule 2.5.

             5.10.    Notification of Certain Matters.

            Between the date hereof and the Closing, each party to this Agreement will give prompt notice in writing to the other parties hereto of:
(i) any information that indicates that any representation and warranty of such party contained herein was not true and correct as of the date hereof or will not be true and correct as of the Closing, (ii) the occurrence of any event which could result in the failure to satisfy a condition specified in
Article 6 or Article 7 hereof, as applicable, (iii) any notice or other communication from any third person alleging that the consent of such third person is or may be required in connection with the transactions contemplated by this Agreement, and (iv) in the case of the Stockholder, Mr. Hanna and the Company, any notice of, or other communication relating to, any default or event which, with notice or lapse of time or both, would become a default under any Company Agreement. Mr. Hanna shall (x) promptly advise UAG of any event that has, or could in the future have, a Material Adverse Effect (y) confer on a regular basis with one or more designated representatives of UAG to report operational matters and to report the general status of ongoing operations, and (z) notify UAG of any emergency or other change in the normal course of business or in the operation of the properties of the Company and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or adjudicatory proceedings involving the Company or any of their assets or operations, and will keep UAG fully informed of such events and permit UAG's representatives access to all materials prepared in connection therewith. The Stockholder and Mr. Hanna shall give prompt notice to UAG of any notice or other communication from any third person asserting any right, title or interest in any of the Shares held by the Stockholder (including, without limitation, any threat to commence, or notice of the commencement of any action or other proceeding with respect to any of the Shares) or the occurrence of any other event of which the Stockholder or Mr. Hanna has knowledge which could result in any failure to consummate the sale of the Shares as contemplated hereby.

             5.11.    Assurance by the Stockholder and Mr. Hanna.

            The Stockholder and Mr. Hanna shall cause the Company to comply with its covenants set forth in this Agreement and Mr. Hanna shall cause the Stockholder to comply with its covenants set forth in this Agreement.

             5.12.    Section 338(h)(10) Election.

            The Stockholder agrees to join with UAG or Sub, if UAG or Sub so requests, in making a timely election to treat the purchase and sale of the Shares pursuant to this Agreement as a sale of all of the Company's assets under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, as permitted pursuant to Section 1.338(h)(10)-1(a) of the Treasury Regulations promulgated thereunder.

             5.13.    Non-Interference.

            From the Closing Date until the later of (i) five years or (ii) such other period of time as may be the maximum permissible period of enforceability of this covenant, the Stockholder, Mr. Hanna and their Affiliates shall not interfere with or disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between the Company and any customer, client, supplier, manufacturer, distributor, consultant, independent contractor or employee of the Company and agree not to solicit or hire any employee of the Company unless such employee has already terminated his employment with the Company.

             5.14.    Distribution of Earnings to Stockholder.

            At the Supplemental Closing, the Company shall make a final distribution to the Stockholder of any earnings attributable to the period from December 1, 1996 to the Closing Date (to the extent such earnings have not previously been distributed); provided, however, that such distribution shall only be made to the extent that the Final Net Worth as determined in accordance with Section 1.3 hereof exceeds the November 30 Net Worth.

             5.15.    Accountant's Fees.

            To the extent that Coopers & Lybrand determines that it is necessary to have the Company's accountant certify or audit any of the Company Financial Statements, then the Stockholder and UAG shall each pay one-half (1/2) of the Company's accountant's fees relating hereto.

             5.16.    S Short Year.

            The parties hereto acknowledge that upon the closing of the transactions contemplated by this Agreement, the Company's status as an S-corporation for federal income tax purposes shall cease, that the taxable year of the Company in which such closing occur shall be divided into two (2) short taxable years (an S Short Year and C Short Year). Each of the parties hereto covenants and agrees to make all elections, consents, statements, and filings that may be required by the Internal Revenue Code of 1986 to close the Company's books on the last applicable day of the S Short Year.


                                  ARTICLE 6.
                       CONDITIONS TO THE OBLIGATIONS OF
                      UAG AND SUB TO EFFECT THE CLOSING

            The obligations of UAG and Sub required to be performed by them at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by UAG or Sub as provided herein except as otherwise required by applicable law:

             6.1.     Representations and Warranties; Agreements; Covenants.

            Each of the representations and warranties of the Company, the Stockholder and Mr. Hanna contained in this Agreement shall be true and correct as of the date hereof and (having been deemed to have been made again at and as of the Closing) shall be true and correct in all material respects as of the Closing. Each of the obligations of the Company, the Stockholder and Mr. Hanna required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with in all respects as of the Closing. At the Closing, UAG shall have received a certificate, dated the Closing Date and duly executed by the Stockholder and Mr. Hanna, to the effect that the conditions set forth in the two preceding sentences have been satisfied.

             6.2.     Authorization; Consents.

            (a) All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the Documents, and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Company. All filings required to be made under the H-S-R Act in connection with the transactions contemplated hereby shall have been made and all applicable waiting periods with respect to each such filing, including any extensions thereof, shall have expired or been terminated.

            (b) All notices to, and declarations, filings and registrations with, and consents, authorizations, approvals and waivers from, governmental and regulatory bodies and third persons (including, but not limited to, Nissan required to consummate the transactions contemplated hereby and all consents or waivers shall have been made or obtained.

            6.3.      Opinions of the Company's and the Stockholder's Counsel.

            UAG and Sub shall have been furnished with the opinion of counsel for the Company and the Stockholder, dated the Closing Date, in form and substance satisfactory to UAG and its counsel, which opinion shall have been rendered with respect to those matters contained in Sections 2.1, 2.2, 2.3, 2.4, 2.9, 3.1 and 3.2 hereof. In rendering the foregoing opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and by government officials and upon such other documents and data as such counsel deem appropriate as a basis for their opinions. Such counsel may specify the state or states in which they are admitted to practice, that they are not admitted to the Bar in any other state or experts in the law of any other state and that such opinions are limited to the State of Nevada and federal laws.

             6.4.     Absence of Litigation.

            No order, stay, injunction or decree of any court of competent jurisdiction in the United States shall be in effect (i) that prevents or delays the consummation of any of the transactions contemplated hereby or (ii) would impose any limitation on the ability of UAG or Sub effectively to exercise full rights of ownership of the Shares. No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending), seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which UAG or Sub, in good faith and with the advice of counsel, believes makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

             6.5.    No Material Adverse Effect.

            During the period from December 31, 1995 to the Closing Date, there shall not have been any material adverse change in the assets, properties, business, operations, prospects, net income or financial condition of the Company.

             6.6.    Net Worth.

            On the Closing Date, the Stockholder shall deliver to UAG a balance sheet of the Company dated as of the most recent practicable date preceding the Closing Date, prepared in accordance with the Accounting Principles (the "Estimated Closing Date Balance Sheet"). The Estimated Closing Date Balance Sheet shall show as of the date thereof, after taking into account the payment of any of the fees, costs and expenses by the Company incurred in connection with this Agreement, a Net Worth not more than $250,000 less than the November 30, 1996 Net Worth.

             6.7.    Completion of Due Diligence.

            UAG and Sub shall have completed their due diligence examination of the Company, the Real Property and the Improvements and the results of such examination, including any Phase I or Phase II environmental audits of the Company, shall be satisfactory to UAG and Sub. UAG will pay the costs for a Phase I environmental audit. If, after obtaining the results of the Phase I environmental audit, UAG determines that a Phase II environmental audit is required, then the expenses of performing the Phase II environmental audit shall be paid one-half by UAG and one-half by the Stockholder; provided, however, that the Stockholder may elect not to pay any costs of the Phase II audit but, if the Stockholder elects not to pay one-half of the costs of the Phase II audit and the results of the Phase II audit conclude that remediation is recommended, the Stockholder shall pay the entire costs of the Phase II audit.

             6.8.    Net Income.

            Coopers & Lybrand shall have confirmed to UAG that the Pre-Tax Earnings of the Company for the year ending December 31, 1996 are no less than the pre-tax earnings set forth on the Company's December 31, 1996 income statement.

             6.9.    Lease.

            The Company and the Stockholder shall have entered into the Lease.

             6.10.    Board Approval.

            The Board of Directors of UAG and Sub shall have approved the consummation of all of the transactions contemplated by this Agreement.

             6.11.    Certificates.

            The Stockholder, the Company and Mr. Hanna shall have furnished UAG and Sub with a certificate, dated as of the Closing Date, executed by the Stockholder and Mr. Hanna certifying to the fulfillment of the conditions set forth in Sections 6.4, 6.5, 6.6 and 6.14 hereof and shall have furnished UAG and Sub with such any other certificates of its officers and others as UAG and Sub may reasonably request to evidence compliance with the conditions set forth in this Article 6.

             6.12.    Legal Matters.

            All certificates, instruments, opinions and other documents required to be executed or delivered by or on behalf of the Stockholder and the Company under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of the Stockholder and the Company in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for UAG and Sub.

             6.13.    Approval of Manufacturers and Distributors.

            The Stockholder and the Company shall have obtained the consent, authorization and approval of Nissan for the transfer of the Company to Sub on terms no less favorable to those granted to the Stockholder and the Company immediately prior to the execution of this Agreement.

             6.14.    Environmental Laws.

            The Company shall be in compliance with all applicable Environmental Laws.

             6.15.    Nondisturbance Agreement.

            UAG shall have been provided with a nondisturbance agreement in form and substance satisfactory to UAG with respect to the properties that are the subject of the Lease.

             6.16.    Title Insurance.

            UAG shall have obtained title insurance on behalf of the Company with respect to the leasehold estates arising out of the Lease in form and substance satisfactory to UAG.

             6.17.    Schedules.

            The Company and the Stockholder shall have delivered to UAG and Sub all Schedules referred to in Articles 2 and 3 and such Schedules shall be acceptable in form and substance to UAG and Sub.

             6.18.    Lease Termination Agreement/Memorandum of Lease.

            The appropriate parties shall have executed a lease termination agreement and memorandum of lease in form and substance satisfactory to UAG.


                                   ARTICLE 7
                 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY,
              THE STOCKHOLDER AND MR. HANNA TO EFFECT THE CLOSING

            The obligations of the Company, the Stockholder and Mr. Hanna required to be performed by them at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by the Company, the Stockholder and Mr. Hanna as provided herein except as otherwise required by applicable law:

             7.1.     Representations and Warranties; Agreements.

            Each of the representations and warranties of UAG and Sub contained in this Agreement shall be true and correct on the date made and shall be true and correct in all material respects as of the Closing. Each of the obligations of UAG and Sub required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with in all material respects as of the Closing. At the Closing, the Stockholder shall have received a certificate, dated the Closing Date and duly executed by UAG and Sub to the effect that the conditions set forth in the preceding two sentences have been satisfied.

             7.2.     Authorization of the Agreement, Consents.

            (a) All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by UAG and Sub. All filings required to be made under the H-S-R Act in connection with the transactions contemplated hereby shall have been made and all applicable waiting periods with respect to each such filing, including extensions thereof, shall have expired or been terminated.

            (b) All notices to, and declarations, filings and registrations with, and consents, authorizations, approvals and waivers from, governmental and regulatory bodies and third persons (including, but not limited to, [Nissan] required to consummate the transactions contemplated hereby and all consents or waivers shall have been made or obtained.

             7.3.     Opinions of UAG's and Sub's Counsel.

            The Stockholder shall have been furnished with the opinion of Rogers & Hardin, counsel to UAG and Sub, dated the Closing Date, in form and substance reasonably satisfactory to the Stockholder and its counsel, which opinion shall have been rendered with respect to those matters contained in Sections 4.1, 4.2 and 4.5 hereof. In rendering the foregoing opinions, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of UAG and the Sub and by government officials, and upon such other documents and data as such counsel deems appropriate as a basis for its opiniSuch opinions may be limited to federal laws and the General Corporation Law of the State of Delaware.

             7.4.     Absence of Litigation.

            No order, stay, injunction or decree of any court of competent jurisdiction in the United States shall be in effect (i) that prevents or delays the consummation of any of the transactions contemplated hereby or (ii) would impose any limitation on the ability of the Stockholder effectively to exercise full rights of ownership of the Shares. No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending), seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which the Stockholder, in good faith and with the advice of counsel, believes makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

             7.5.    Certificates.

            UAG and Sub shall have furnished the Stockholder with such certificates of its officers and others to evidence compliance with the conditions set forth in this Article 7 as may be reasonably requested by the Stockholder.

             7.6.    Legal Matters.

            All certificates, instruments, opinions and other documents required to be executed or delivered by or on behalf of UAG or Sub under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of UAG or Sub in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for the Stockholder.

             7.7.    Schedules.

            UAG shall have delivered to the Stockholder all Schedules referred to in Article 4 and such Schedules shall be acceptable in form and substance to the Stockholder.


                                   ARTICLE 8
                                  TERMINATION

             8.1.     Termination.

            This Agreement may be terminated at any time prior to Closing:

                  (i) by mutual consent of UAG and the Stockholder;

                  (ii) by either UAG or the Stockholder if the Closing shall not have taken place on or prior to April 30, 1997, or such later date as shall have been approved by UAG and the Stockholder (provided that the terminating party is not otherwise in material breach of its representations, warranties, covenants or agreements under this Agreement);

                  (iii) by UAG or the Stockholder if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

                  (iv) by UAG or Sub if any of the conditions specified in
      Article 6 hereof have not been met or waived by UAG and Sub at such time as such condition is no longer capable of satisfaction (provided UAG and Sub are not otherwise in material breach of their or its representations, warranties, covenants or agreements under this Agreement);

                  (v) by the Stockholder if any of the conditions specified in
      Article 7 hereof have not been met or waived by the Stockholder at such time as such condition is no longer capable of satisfaction (provided that neither the Stockholder nor the Company is otherwise in material breach of their or its representations, warranties covenants or agreements under this Agreement); or

                  (vi) by either UAG or the Stockholder if there has been a material breach on the part of the other of any representation, warranty, covenant or agreement set forth in this Agreement, which breach has not been cured within ten (10) Business Days following receipt by the breaching party of written notice of such breach.

            If UAG or the Stockholder shall terminate this Agreement pursuant to the provisions hereof, such termination shall be effected by notice to the other party specifying the provision hereof pursuant to which such termination is made.

             8.2.     Effect of Termination.

            Except (i) for any breach of this Agreement prior to its termination, (ii) for the obligations contained in Sections 5.1 and 10.2 hereof and (iii) as set forth in Sections 9.1 and 9.2 hereof, upon the termination of this Agreement pursuant to Section 8.1 hereof, this Agreement shall forthwith become null and void and none of the parties hereto or any of their respective officers, directors, employees, agents, Affiliates, consultants, stockholders or principals shall have any liability or obligation hereunder or with respect hereto.

                                   ARTICLE 9
                                INDEMNIFICATION

             9.1.     Indemnification by the Stockholder.

            Notwithstanding the Closing or the delivery of the Shares, the Stockholder and Mr. Hanna indemnify and agree to fully defend, save and hold harmless on an after-tax basis UAG, Sub, the Company (after Closing), and any of their respective officers, directors, employees, stockholders, advisors, representatives, agents and Affiliates (each a "UAG Indemnified Party"), if a UAG Indemnified Party (including the Company after the Closing Date) shall at any time or from time to time suffer any Costs (as defined in Section 9.6 below) arising, directly or indirectly, out of or resulting from, or shall pay or become obligated to pay any sum on account of, (i) any and all Events of Breach (as defined below) or (ii) any Claim before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity, which Claim involves, affects or relates to any assets, properties or operations of the Company or the conduct of the business of the Company prior to the Closing Date (a "Stockholder Third Party Claim"). As used herein, "Event of Breach" shall be and mean any one or more of the following: (i) any untruth or inaccuracy in any representation of the Stockholder, the Company or Mr. Hanna or the breach of any warranty of the Stockholder, the Company or Mr. Hanna contained in this Agreement, including, without limitation, any misrepresentation in, or omission from, any statement, certificate, schedule, exhibit, annex or other document furnished pursuant to this Agreement by the Stockholder, the Company or Mr. Hanna (or any representative of the Stockholder, the Company or Mr. Hanna) to UAG (or any representative of UAG) and any misrepresentation in or omission from any document furnished to UAG in connection with the Closing, and (ii) any failure of the Stockholder, the Company or Mr. Hanna duly to perform or observe any term, provision, covenant, agreement or condition on the part of the Stockholder, the Company or Mr. Hanna to be performed or observed.

             9.2.     Indemnification by UAG and Sub.

            Notwithstanding the Closing, UAG and Sub indemnifies and agrees to fully defend, save and hold harmless on an after-tax basis the Stockholder, the Company (prior to Closing) and Mr. Hanna and any of their respective officers, directors, employees, stockholders, advisors, representatives, agents and Affiliates (each a "Stockholder Indemnified Party"), if a Stockholder Indemnified Party shall at any time or from time to time suffer any Costs arising, directly or indirectly, out of or resulting from, or shall pay or become obligated to pay any sum on account of, (i) any and all UAG Events of Breach (as defined below) or (ii) any Claim before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity, which Claim involves, affects or relates to any assets, properties or operations of UAG or the conduct of the business of UAG and Sub after the Closing Date (a "UAG Third Party Claim"). As used herein, "UAG Event of Breach" shall be and mean any one or more of the following: (i) any untruth or inaccuracy in any representation of UAG or Sub or the breach of any warranty of UAG or Sub contained in this Agreement, including, without limitation, any misrepresentation in, or omission from, any statement, certificate, schedule, exhibit, annex or other document furnished pursuant to this Agreement by UAG (or any representative of UAG) to the Stockholder, the Company or Mr. Hanna (or any representative of the Stockholder, the Company or Mr. Hanna) and any misrepresentation in or omission from any document furnished to the Stockholder, the Company or Mr. Hanna in connection with the Closing, and (ii) any failure of UAG or Sub duly to perform or observe any term, provision, covenant, agreement or condition on the part of UAG or Sub to be performed or observed.

             9.3.     Procedures.

            If (i) any Event of Breach occurs or is alleged and a UAG Indemnified Party asserts that the Stockholder, the Company or Mr. Hanna have become obligated to a UAG Indemnified Party pursuant to Section 9.1, or if any Stockholder Third Party Claim is begun, made or instituted as a result of which the Stockholder, the Company or Mr. Hanna may become obligated to a UAG Indemnified Party hereunder, or (ii) a UAG Event of Breach occurs or is alleged and a Stockholder Indemnified Party asserts that UAG has become obligated to a Stockholder Indemnified Party pursuant to Section 9.2, or if any UAG Third Party Claim is begun, made or instituted as a result of which UAG may become obligated to a Stockholder Indemnified Party hereunder (for purposes of this Article 9, any UAG Indemnified Party and any Stockholder Indemnified Party is sometimes referred to as an "Indemnified Party" and UAG, Sub, the Stockholder and Mr. Hanna are sometimes referred to as an "Indemnifying Party," and any UAG Third Party Claim and any Stockholder Third Party Claim is sometimes referred to as a "Third Party Claim," in each case as the context so requires), such Indemnified Party shall give written notice to the Indemnifying Party of its obligation to provide indemnification hereunder, provided that any failure to so notify the Indemnifying Party shall not relieve them from any liability that it may have to the Indemnified Party under this Article 9. If such notice relates to a Third Party Claim, each Indemnifying Party, jointly and severally, agrees to defend, contest or otherwise protect such Indemnified Party against any such Third Party Claim at its sole cost and expense. Such Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of such Indemnified Party's choice and shall in any event cooperate with and assist the Indemnifying Party to the extent reasonably possible. If the Indemnifying Party fails timely to defend, contest or otherwise protect against such Third Party Claim, such Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and such Indemnified Party shall be entitled to recover the entire Cost thereof from the Indemnifying Party, including, without limitation, attorneys' fees, disbursements and amounts paid (or of which such Indemnified Party has become obligated to pay) as the result of such Third Party Claim.

            Failure by the Indemnifying Party to notify such Indemnified Party of its or their election to defend any such Third Party Claim within fifteen
(15) days after notice thereof shall have been given to the Indemnifying Party shall be deemed a waiver by the Indemnifying Party of its or their right to defend such Third Party Claim. If the Indemnifying Party assumes the defense of the particular Third Party Claim, the Indemnifying Party shall not, in the defense of such Third Party Claim, consent to entry of any judgment or enter into any settlement, except with the written consent of such Indemnified Party. In addition, the Indemnifying Party shall not enter into any settlement of any Third Party Claim except with the written consent of such Indemnified Party, which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such Indemnified Party a full release from all liability in respect of such Third Party Claim.

            Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any Third Party Claim to the extent the Third Party Claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified Party.

             9.4.     Offset.

            In addition to and not in limitation of all rights of offset that an Indemnified Party may have under applicable law, the parties agree that, at any Indemnified Party's option, any or all amounts owing to such Indemnified Party under this Article 9 or any other provision of this Agreement or any other liability of the other parties (or any Affiliate of the other parties) to such Indemnified Party in connection with any of the Documents, may be recovered by the Indemnified Party by an offset against any or all amounts due to such other parties pursuant to this Agreement or the Documents.

             9.5.    Remedies.

            The rights of an Indemnified Party under this Article 9 are in addition to such other rights and remedies which such Indemnified Party may have under this Agreement, applicable law or otherwise.

             9.6.    Definitions.

            For purposes of this Article 9 "Costs" shall mean all liabilities, losses, costs, damages (not including consequential damages), expenses, claims, attorneys' fees, experts' fees, consultants' fees, and disbursements of any kind or of any nature whatsoever. For purposes of application of the indemnity provisions of this Article 9, the amount of any Cost arising from the breach of any representation, warranty, covenant or agreement shall be the entire amount of any Cost suffered, paid or required to be paid by the respective Indemnified Party as a result of such breach.


                                  ARTICLE 10
                                 MISCELLANEOUS

             10.1.     Survival of Provisions.

            The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement. In the event of a breach of any such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of, such party on or before the Closing Date.

             10.2.     Fees and Expenses.

            If the Closing does not occur and Section 5.6 hereof is breached, then the Stockholder or the Company shall pay to UAG, within five (5) Business Days after receipt of a request therefor, an amount equal to all of the legal and other fees, costs and expenses incurred by UAG in connection with this Agreement and the transactions contemplated hereby.

             10.3.     Headings.

            The section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

             10.4.     Notices.

            All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand, recognized overnight delivery service for next business day delivery or facsimile transmission (with original to follow by mail) or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

            If to the Company before the Closing Date:

            Gary Hanna Nissan
            2850 Augusta Drive
            Las Vegas, Nevada 89109

            with a copy to:

            Clark Greene & Associates, Ltd.
            3770 Howard Hughes Parkway, Suite 195
            Las Vegas, Nevada 89109-0940
            Attn: A. Kent Greene, Esq.

            If to the Company after the Closing Date (in addition to the foregoing addresses):

            United Auto Group, Inc.
            375 Park Avenue
            New York, New York 10022
            Attn: George G. Lowrance
            Executive Vice President

            with a copy to:

            Rogers & Hardin
            2700 International Tower
            229 Peachtree Street, N.E.
            Atlanta, Georgia  30303
            Attn: Michael Rosenzweig, Esq.

            If to the Stockholder or Mr. Hanna:

            2850 Augusta Drive
            Las Vegas, Nevada 89109
            with a copy to:

            Clark Greene & Associates, Ltd.
            3770 Howard Hughes Parkway, Suite 195
            Las Vegas, Nevada 89109-0940
            Attn: A. Kent Greene, Esq.

            If to UAG or Sub:

            United Auto Group, Inc.

            375 Park Avenue
            New York, New York 10022
            Attn: George G. Lowrance
            Executive Vice President

            with a copy to:

            Rogers & Hardin
            2700 International Tower
            229 Peachtree Street, N.E.
            Atlanta, Georgia  30303
            Attn: Michael Rosenzweig, Esq.

            or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three (3) days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

             10.5.    Assignment.

            This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and the provisions of Article 9 hereof shall inure to the benefit of the Indemnified Parties referred to therein; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. Notwithstanding the foregoing, UAG and Sub shall have the unrestricted right to assign this Agreement and to delegate all or any part of its obligations hereunder to any Affiliate of UAG or Sub, but in such event UAG shall remain fully liable for the performance of all of such obligations in the manner prescribed in this Agreement.

             10.6.    Entire Agreement.

            This Agreement (including the Schedules hereto) and the Documents embody the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior written or oral commitments, arrangements or understandings between the parties with respect thereto and all prior drafts of this Agreement. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein or in the Documents. Prior drafts of this Agreement shall not be used as a basis for interpreting this Agreement.

             10.7.    Waiver and Amendments.

            Each of the Stockholder, Mr. Hanna and the Company as one party, and UAG and Sub as the other party may by written notice to the other parties
(i) extend the time for the performance of any of the obligations or other actions of the other parties, (ii) waive any inaccuracies in the representations or warranties of the other parties contained in this Agreement, (iii) waive compliance with any of the covenants of the other parties contained in this Agreement, (iv) waive performance of any of the obligations of the other parties created under this Agreement, or (v) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

             10.8.    Counterparts.

            This Agreement may be executed by facsimile signature(s) and in any number of counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

             10.9.    Accounting Terms.

            All accounting terms used herein which are not expressly defined or modified in this Agreement shall have the respective meanings given to them in accordance with GAAP.

             10.10.   Schedules.

            Disclosure of any matter in any Schedule hereto or in the Financial Statements shall not be considered as disclosure pursuant to any other provision, subprovision, section or subsection of this Agreement or Schedule to this Agreement and shall not be deemed to limit any representations or warranties made herein.

             10.11.   Severability.

            If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

             10.12.   Remedies.

            None of the remedies provided for in this Agreement, including termination of this Agreement as set forth in Article 8, indemnification as set forth in Article 9, or the payment of certain fees, costs and expenses as set forth in Section 10.2, shall be the exclusive remedy of either party for a breach of this Agreement. The parties hereto shall have the right to seek any other remedy in law or equity in lieu of or in addition to any remedies provided in this Agreement, including an action for damages for breach of contract.

             10.13.   Governing Law.

            This Agreement shall be governed by and construed in accordance the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the laws of any other jurisdiction to apply.

             10.14.   Time is of the Essence.

            Time is of the essence for purposes of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    UNITED AUTO GROUP, INC.


                                    By: /s/ George G. Lowrance
                                       ----------------------------------------
                                       George G. Lowrance
                                       Executive Vice President



                                    UAG NEVADA, INC.


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    GARY HANNA NISSAN, INC.


                                    By: /s/ Gary W. Hanna
                                       ----------------------------------------
                                       Gary W. Hanna, President



                                    THE GARY W. HANNA FAMILY TRUST


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                       /s/ Gary W. Hanna
                                    -------------------------------------------
                                           Gary W. Hanna, Individually

                              AMENDMENT NO. 1 TO
                           STOCK PURCHASE AGREEMENT


      THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (the "Amendment") is made and entered into this 22nd day of April, 1997, by and among United Auto Group, Inc., a Delaware corporation ("UAG"), UAG Nevada, a Delaware corporation ("UAG Nevada"), Gary Hanna Nissan, Inc., a Nevada corporation (the "Company"), The Gary W. Hanna Family Trust Restated December 18, 1990 (the "Stockholder") and Gary W. Hanna, an individual resident of the state of Nevada ("Mr. Hanna").

                             W I T N E S S E T H:

      WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement dated February 7, 1997 (the "Stock Purchase Agreement");

      WHEREAS, the parties hereto desire to amend the terms of the Stock Purchase Agreement as set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


      1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement.

      2. Section 1.2(c)(iii) shall be amended to provide that the initial annual lease rate under the Lease shall be Four Hundred and Fifty Thousand Dollars ($450,000).

      3. In consideration for the sale of the Shares by the Stockholder to UAG Nevada, UAG Nevada will make an additional payment to the Stockholder in the aggregate amount of One Million Two Hundred Forty Thousand Dollars ($1,240,000) payable in three equal installments of Four Hundred Thirteen Thousand Three Hundred and Thirty-three Dollars ($413,333) payable on April 30, 1998, April 30, 1999 and April 30, 2000.

      4. The parties acknowledge that Law-Crandall, a division of Law Engineering and Environmental Services, Inc. ("Law") conducted a Phase I Environmental Assessment of the Company and limited Phase II testing with respect to underground hydraulic lifts that previously had been reported as leaking. Western Technologies then conducted a limited Phase II investigation with respect to the hydraulic lifts by installing two monitoring wells and removing one of the hydraulic lifts. As a result of such Phase II testing, the parties have been advised that the sixteen remaining hydraulic lifts (the "Remaining Lifts") should be removed. UAG agrees to be responsible for removal of the sixteen remaining subsurface hydraulic lifts, disposal of residual hydraulic oil in the tanks and cylinders and hauling away of the soil excavated in connection with the removal of such lifts. UAG also agrees that it will cause the Company (after the Closing) to comply with NDEP requirements for reporting the results of the monitoring wells once each quarter for three quarters commencing approximately three months after the Closing. To the extent that there is additional remediation required solely as a result of the prior leaking of the hydraulic lifts which an appropriate governmental authority mandates be remediated, UAG agrees that (after the Closing) such remediation shall be at the Company's cost and expense. Mr. Hanna, individually and on behalf of the Stockholder, agrees that under no circumstances shall he or the Stockholder have any right to require any remediation with respect to such hydraulic lifts and any contamination associated therewith unless and until so mandated by an appropriate governmental authority after all appeals initiated by UAG have been exhausted.

      5. UAG and Mr. Hanna will each pay one-half of the costs of Law's limited Phase II testing (provided, however, that UAG shall pay all costs over $12,000). UAG shall also pay the first $10,000 of the costs of Western Technologies limited Phase II testing fees with UAG and Mr. Hanna each paying one-half of the costs over $10,000.

      6. Mr. Hanna and the Stockholder represent and warrant that the total assets of The Gary W. Hanna Family Trust Restated December 18, 1990 exceed $5,000,000.

      7. The Stockholder, Mr. Hanna and UAG acknowledge that as of the date hereof the Company has an outstanding payable to Mr. Hanna in the total amount of $850,000 ("Hanna Payable") which shall be paid no later than April 25, 1997. The Stockholder and Mr. Hanna represent and warrant that as of the date hereof (except for the Hanna Payable) there are no debts, monies, wages, bonuses, obligations or liabilities of any kind owed by the Company to Mr. Hanna, the Stockholder or their Affiliates (except to the extent any payments are required pursuant to Section 5.14 of the Stock Purchase Agreement).

      8. The Closing Date Balance Sheet to be delivered pursuant to Section
1.3 of the Stock Purchase Agreement shall be dated April 30, 1997; provided, however, that for purposes of determining the Final Net Worth pursuant to
Section 1.3 of the Stock Purchase Agreement, the Net Worth on the Closing Balance Sheet shall be reduced to reflect the net income of the Company from the Closing Date through April 30, 1997 (the "Post-Closing Earnings"). For purposes of determining the Post-Closing Earnings the net income for the month of April shall be prorated based on the number of days in the month after the Closing Date.

      9. The parties hereto agree that the November 30 Net Worth as defined in
Section 1.3(g)(i) shall be the Net Worth as shown on the November 30 Balance Sheet attached hereto as Exhibit A and that the Closing Date Balance Sheet shall be prepared in accordance with generally accepted accounting principles.

      10. The UAG Shares to be issued to the Stockholder pursuant to Article 1 of the Stock Purchase Agreement shall be delivered to Clark, Greene & Associates, Ltd. to be held in escrow pursuant to the terms of the Escrow Agreement attached hereto as Exhibit B.

      11. For a period through December 31, 1997 the Company shall retain Mr. Hanna as a consultant with such duties as the Chairman of UAG shall reasonably request. In return therefor, UAG shall provide Mr. Hanna with a demonstrator vehicle (including gas and insurance) and shall continue to provide Mr. Hanna and Carolyn Hanna with health insurance (comparable to the health insurance currently provided to Mr. Hanna and Carolyn Hanna by the Company). Mr. Hanna's use of the demonstrator vehicle.

      12. Except as expressly provided herein, nothing contained herein shall otherwise limit or affect any of the provisions of the Stock Purchase Agreement including the provisions of Article 2 and Article 9 thereof.

      13. This Amendment may be executed by facsimile signature(s) and in any number of counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original. If any one or more of the provisions of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Amendment shall not be affected thereby.

      14. This Amendment shall survive the Closing Date and the consummation of the transactions contemplated by the Stock Purchase Agreement.

      15. This Amendment shall be governed by and construed in accordance with the laws of the state of Nevada without giving effect any choice or conflict of law provision or rule that would cause laws of any other jurisdiction to apply.

      16. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, transferees and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          United Auto Group, Inc.

                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------


                                          UAG Nevada, Inc.

                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------


                                          Gary W. Hanna Nissan, Inc.

                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------



                   [Signatures continued on following page]

The Gary W. Hanna Family Trust Restated December 18, 1990



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------



                                          Gary W. Hanna, Individually

                                  EXHIBIT "A"


                            GARY HANNA NISSAN, INC.
                       ADJUSTMENTS TO NOVEMBER 30, 1996
                                   NET WORTH


Per Dealer Financial 11/30/96                                   $1,816,247
                                                                ----------
Deferred Warranty Adjustment:                                     (587,776)
      Beg.  Deferred Warranty Costs                                199,843
                                                                ----------
      Less: Deferred Tax on Costs @ 34                            (387,933)
                                                                ----------
Y/E Adjustments Affecting Net Worth                                (65,659)
                                                                ----------
Y/E Adjustments Affecting Parts Inventory                            3,770
                                                                ----------
Estimated Depreciation Adjustments to GAAP                         100,000
                                                                ----------
            Adjusted Net Worth                                  $1,466,425
                                                                ==========

                                  EXHIBIT "A"

                               ESCROW AGREEMENT

      This Escrow Agreement (the "Agreement") is made and entered into as of the ____ day of April, 1997, by and among United Auto Group, Inc., a Delaware corporation ("UAG"), UAG Nevada, Inc., a Delaware corporation ("UAG Nevada"), Clark, Greene & Associates, Ltd. (the "Escrow Agent"), the Gary W. Hanna Family Trust Restated December 18, 1996 (the "Stockholder") and Gary W. Hanna, an individual resident of the state of Nevada ("Mr. Hanna").

                             W I T N E S S E T H:

      WHEREAS, certain of the parties hereto, among others, have entered into a Stock Purchase Agreement dated February 7, 1997 (the "Stock Purchase Agreement");

      WHEREAS, pursuant to Section 1.2 of the Stock Purchase Agreement, UAG is to deliver Three Hundred Two Thousand and Ninety-Four (302,094) shares (the "Escrow Shares") of its common stock, $.0001 par value per share, to the Escrow Agent, to hold and distribute such shares pursuant to the terms hereof;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Escrow Deposit. At the time of execution of this Agreement, UAG shall cause to be delivered to the Escrow Agent, to be held and distributed as hereinafter provided, a stock certificate issued in the name of the Stockholder representing the Escrow Shares, and the Stockholder shall deliver to the Escrow Agent a stock power duly endorsed in blank with signature guaranty with respect to the Escrow Shares (the "Stock Power").

      2. Property Distributed in Respect of Escrow Shares. During the term hereof, the Escrow Agent shall receive all of the money, securities, rights or property distributed in respect of the Escrow Shares, including any such property distributed as dividends, such property to be held and administered as herein provided (the "Share Proceeds").

      3. Voting and Transfer of Escrow Shares. For so long as the Escrow Shares are held by the Escrow Agent, the Stockholder shall be entitled to exercise any and all voting or consensual rights and powers relating to or pertaining to the Escrow Shares so held by the Escrow Agent. The Stockholder shall not transfer the Escrow Shares, or any interest therein, during the term of this Agreement, except under the laws of descent and distribution.

      4. Distribution of the Escrow Shares. The Escrow Agent shall distribute the Escrow Shares held by it under this Agreement by delivery of the certificates representing the Escrow Shares together with the Stock Power and the Share Proceeds (if any), as herein directed: to the Stockholder on the (i) the later of (a) sixty (60) days after the date hereof, or (b) the date on which the Escrow Agent receives written notice from UAG and Mr. Hanna that UAG, UAG Nevada and the Company has obtained all permits and licenses required by any governmental agency or authority to operate its business; or (ii) one year after the date hereof (upon written notice from UAG and Mr. Hanna that the reason the Company did not receive any necessary licenses or permits was not as a result of any action by Mr. Hanna or the Company prior to the Closing).

      5. Method of Distribution of Escrow Shares. Distribution of the Escrow Shares by the Escrow Agent shall be made by delivering the certificates representing such shares together with the Stock Power. Notwithstanding anything herein to the contrary, the Escrow Agent shall be entitled (but not required) to alter the manner and timing of disbursement in accordance with written directions from the parties hereto.

      6. Duties of the Escrow Agent. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree and shall govern and control with respect to the Escrow Agent's rights, duties, liabilities and immunities:

                  (a) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes in good faith emanates from one of the parties hereto, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein. The Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of the persons executing this Agreement in a representative capacity.

                  (b) The Escrow Agent shall not be liable for any error of judgment, or for any act on or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct.

                  (c) The Escrow Agent may consult with, and obtain advice from, independent legal counsel selected by the Escrow Agent in the event of any question as to any of the provisions hereof or its duties hereunder (the reasonable cost of obtaining such advice being borne by Stockholder and UAG), and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

                  (d) The Escrow Agent shall have no duties except for those set forth herein, and the Escrow Agent shall not be subject to, or obliged to recognize, any other Agreement between, or direction or instruction of, any or all of the parties hereto. The Escrow Agent shall not be bound by any notice of a claim, demand or objection with respect to any of the Escrow Shares, or any waiver, modification, termination or recision of this Agreement, unless received by it in writing, and if its duties herein are effected, unless it shall have given its consent thereto.

                  (e) The Escrow Agent's acceptance of the appointment as Escrow Agent hereunder shall not prevent it from representing any party hereto in any dispute over disbursement of, or conflicting claims, to, any of the Escrow Shares, or otherwise. If any dispute arises over disbursement of, or conflicting claims to, any of the Escrow Shares, then the Escrow Agent may interplead such contested Escrow Shares into a court of proper jurisdiction of its choosing, and thereupon the Escrow Agent shall be fully and completely discharged of its duties as Escrow Agent with respect to such contested Escrow Shares.

      7. Indemnification and Expense Reimbursement of the Escrow Agent. UAG and Stockholder jointly and severally agree to indemnify, defend and hold harmless the Escrow Agent from any and all costs, expenses, damages or liability of any kind whatsoever (including reasonable legal fees) arising by virtue of its services as Escrow Agent hereunder, except for liabilities due to the Escrow Agent's gross negligence or willful misconduct, and to reimburse the Escrow Agent for all reasonable costs and expenses incurred by the Escrow Agent in connection with the performance of its duties hereunder. As between the Stockholder and UAG, each agrees to bear fifty percent (50%) of such costs and expenses and to contribute (or reimburse the other party) its respective portion of such amounts incurred.

      8. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered by hand, (b) mailed by registered or certified mail (return receipt requested), (c) delivered by recognized overnight delivery service for next business day delivery, or (d) facsimile transmission (confirmed in writing) to the parties at the following addresses and shall be deemed given on the date on which so delivered or on the third business day following the date on which so mailed:

            If to he Escrow Agent:

            Clark, Greene & Associates Ltd.
            3770 Howard Hughes Parkway
            Suite 195
            Las Vegas, Nevada 89109
            Attn:  Thomas L. Roberts, Esq.
            Fax:  (702) 369-3200

            To UAG or UAG Nevada:

            United Auto Group Inc.
            375 Park Avenue
            Suite 2001
            New York, New York 10152
            Attn:  General Counsel
            Fax:  (212) 223-5148

            To Stockholder:
            The Gary W. Hanna Family Trust
              Restated December 18, 1990
            2850 Augusta Drive
            Las Vegas, Nevada 89104

or such other address as shall be furnished in writing by such party to all other parties.

      9. Applicable Law. This Agreement shall be construed under and governed exclusively by the laws of the state of Nevada, without regard to its principles or conflicts of law.

      10. Amendment. This Agreement may be amended or modified only in writing signed by all parties thereto.

      11. Execution; Counterparts. This Agreement may be executed by facsimile, and it may be executed in two or more counterparts, each of which shall be an original but all of which shall constitute but one and the same agreement and shall become binding upon the parties when each party hereto has executed one or more counterparts.

      IN WITNESS WHEREOF, Escrow Agent, UAG, UAG Nevada and Stockholder have each caused this Agreement to be executed and delivered as of the date and year first written above.
                                    CLARK, GREENE & ASSOCIATES, LTD.

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    UNITED AUTO GROUP, INC.


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    UAG NEVADA, INC.

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    THE GARY W. HANNA FAMILY TRUST RESTATED
                                    DECEMBER 18, 1998


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    -------------------------------------------
                                    GARY W. HANNA